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                                                                  EXHIBIT 10.5


                                LEASE AGREEMENT

THIS LEASE AGREEMENT (hereinafter referred to as the "Lease") is made and entered into this 9 day of September, 1997, by and between INTERVEST-ONE OCEAN PLAZA, LTD. (hereinafter referred to as "Landlord") and REGISTRY MAGIC INC. (a Florida Corporation) (hereinafter referred to as "Tenant").

                                  WITNESSETH:

THAT LANDLORD, in consideration of the rents, covenants and agreements hereafter promised and agreed by Tenant to be paid and performed, does hereby lease, demise and let to Tenant, and Tenant does hereby lease of and from Landlord, the real property hereinafter described, subject to the following terms and conditions.

                                   ARTICLE I

                         Description of Property; Term

Section 1.1 Description of Property. Landlord leases to Tenant a portion of the real property known as ONE OCEAN PLAZA, located at One S. Ocean Boulevard, Boca Raton, FL (hereinafter referred to as the "Premises") in the subdivision known as Por La Mar, Lots 118-121, and indicated on the floor plan attached as
Exhibit 1. The Premises consist of 1,009 rentable square feet of the real property known as One Ocean Plaza (hereinafter referred to as the "Building"), Suite(s) #205 and constitutes 2% of the rentable square feet of the Building.

Section 1.2 Term. Tenant shall have and hold the Premises for a term of two (2) years & three (3) months commencing on October 1, 1997 and shall terminate December 31, 1999 after the commencement date, except as otherwise provided for in this Lease. If the term of this Lease commences on any day of the month other than the first day, Rent from such date to the end of such month shall be prorated according to the number of days in such month and paid on a per diem basis, in advance, on the date the term commences.

Section 1.3 Holdover. Should Tenant hold over and remain in possession of the Premises at the expiration of any Term hereby created, Tenant shall, by virtue of this Section, become a tenant by the month at twice the Rent per month of the last monthly installment of Rent above provided to be paid, which said monthly tenancy shall be subject to all the terms, conditions and covenants of this Lease as though the same had been a monthly tenancy instead of a tenancy as provided herein, and Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to vacate the Premises, and shall be entitled to ten (10) days notice from Landlord in the event Landlord desires possession of the Premises; provided, however, that said Tenant by the month shall not be entitled to ten (10) days notice in the event the said Rent is not

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paid in advance without demand, the usual ten (10) days written notice being hereby expressly waived.

                                   ARTICLE II

                     Monthly Base Rent and Use of Premises

Section 2.1 Monthly Base Rent; Late Charge: Sales Tax. Subject always to the provisions of Section 2.2 of this Lease, Tenant agrees to and shall pay Landlord an aggregate sum for the initial year of this Lease of $13,177.00, payable in equal consecutive monthly installment payments of $1,093.08, in advance, upon the first day of each calendar month of the term of this Lease (hereinafter referred to as the "Monthly Base Rent". In addition to the Monthly Base Rent as aforesaid, Tenant agrees to and shall pay Landlord Additional Rent. For purposes of this Lease the term "Additional Rent" means the Tenant's proportionate share of Taxes and Operating Expenses, as provided in Article III, in monthly installment payments for the term of this Lease. (The Monthly Base Rent and Additional Rent is sometimes hereinafter collectively referred to as the "Rent"). In the event any monthly payment of Rent is not paid within five (5) days after it is due, Tenant agrees to and shall pay Landlord a late charge of TEN PERCENT (10%) of the amount of Rent payment. In addition to the Rent, Tenant shall also pay to Landlord all Florida sales or use taxes pertaining to the Rent and Additional Rent.

Section 2.2 Rental Adjustment. The Monthly Base Rent, as set forth in Section 2.l shall be adjusted as of the first day of each Lease year of the term and any renewal term commencing with the first (l) Lease Year. The term "Lease Year" shall mean consecutive twelve (12) month periods commencing on the Commencement Date and each anniversary thereof. In the event the Commencement Date does not fall on the first day of the month, for purposes of the definition of Lease Year only, the Commencement Date shall be deemed to fall on the first day of the following month. The Monthly Base Rent shall be adjusted in accordance with changes in the Consumer Price Index (hereinafter referred to as the "C.P.I.") The C.P.I. shall mean the average for "all items" shown on the "U.S. City Average for Urban Wage Earners and Clerical Workers (including Single Workers), all items, groups, subgroups and special groups of items" as promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor, using the year 1982-84 as a base of 100. The Monthly Base Rent shall be adjusted in accordance with the following provisions.

         (a) The C.P.I. as of the month in which the Commencement date be designated the Base C.P.I.

         (b) After the end of the first Lease Year and of each Lease Year thereafter, the Monthly Base Rent shall be determined as follows:



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         The Monthly Base                   The C.P.I. for the month
         Rent for the               x       two months prior to the
         first Lease Year                   month ending the Lease
                                            Year then Ended
                                            The Base C.P.I.

         (c) No adjustment shall reduce the Monthly Base Rent below the Monthly Base Rent for the prior Lease Year.

         (d) If, during the Term of this Lease or any renewal thereof, the U.S. Department of Labor Statistics ceases to maintain the C.P.I., such other index or standard as will most nearly accomplish the aim and purpose of the C.P.I. (as determined by Landlord) shall be used to determine the amount of rental adjustments hereunder.

         (e) In the event of any delay in computing the rental adjustment for a subsequent Lease Year, such delay being a maximum 180 days, Tenant shall continue payment of the most recent Monthly Base Rent as has been computed, and at such time as an accounting is made and notice is given to Tenant, an accounting will be made retroactive to the beginning of the subsequent Lease Year for which adjustment is made, and the amount then due Landlord shall be paid by Tenant within ten (10) days of receipt of said notice of accounting.

Section 2.3 Payment Without Notice or Demand. Except as otherwise provided in this Lease, the Monthly Base Rent and Additional Rent called for hereunder shall be paid to Landlord without notice or demand, and without counterclaim, offset, deduction, except as specified in Section 3.4, abatement, suspension, deferment, diminution or reduction, by reason of, and the obligations of Tenant under this Lease shall not be affected by any circumstance or occurrence whatsoever, and except as set forth herein, Tenant hereby waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease of the Premises or any part thereof, or to any abatement, suspensions, deferment, diminution or reduction of the Rent on account of any such circumstances or occurrence.

Section 2.4 Place of Payment. All payments of Rent shall be made and paid by Tenant to Landlord at the General Manager's 15 E. Fifth Street, Suite 2700, Tulsa, OK 74103, or at such other place as Landlord may, from time to time, designate in writing, as such Rent shall come due. All Rent shall be payable in the current legal tender of the United States, as the same is then by law constituted. Any extension, indulgence, or waiver granted or permitted by Landlord in the time, manner or mode of payment of Rent, upon any occasion, shall not be construed as a continuing extension of waiver and shall not preclude Landlord from demanding strict compliance herewith.



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Section 2.5 Use Premises. Tenant shall use the Premises for general office and for no other purpose without first obtaining the written consent of Landlord. The written consent of Landlord shall not be unreasonably withheld. Tenant will not use or permit the use of the Premises or any part thereof for any unlawful purpose and will not do or permit any act or thing which would materially impair the value or usefulness of the Premises or any part thereof; or which would constitute a public or private nuisance or waste, or which would be a nuisance or annoyance or damage to Landlord or Landlord's other tenants, or which would invalidate any policies of insurance or increase the premiums thereof, now or hereafter written on the building and/or Premises.

Section 2.6 Parking. There shall be available at the building N/A parking spaces for the nonexclusive use of the Tenant.

Section 2.7 Damage Deposit. Simultaneously with the execution of this Lease, Tenant has paid the sum of $0.00 which shall continue to be held by Landlord as a damage deposit as security for the performance by the Tenant of all of the terms' covenants and conditions hereof, including, but not limited to Tenant's default in payment of rent or any other sum due the Landlord, whereupon Landlord shall have the right to apply all or any part of the security deposit for such payment, and as indemnity against: (a) unreasonable wear and tear on the Premises; (b) loss or damage to the Premises or other property of the Landlord caused by the Tenant, Tenant's employees, agents, invitees, or licensees; (c) the cost of cleaning the Premises to the extent that the Landlord shall determine is necessary to restore the Premises, except for reasonable wear and tear, to the same condition it was in at the time Tenant began occupancy thereof. If the Tenant complies with all such terms, covenants and conditions, then within thirty (30) days after such termination of this Lease or any renewal or extension thereof, the Landlord shall return said sum to the Tenant, less any deductions made by the Landlord therefrom to pay or reimburse the Landlord for the costs, losses or damages to the Premises or to any other property of the Landlord, including the building of which the Premises is a part, for any such costs, losses or damages which, in the judgment of the Landlord, are in excess of such cash indemnity. Such money shall bear no interest and may be commingled with other security deposits or funds of the Landlord.

                                  ARTICLE III

                                Additional Rent

Section 3.1 Definitions. For the purposes of this Article and other provision of the Lease:

         (a) The term "Additional Rent" shall mean Tenant's Proportionate Share of Taxes and Operating Expenses.

         (b) The term "Common Area" shall mean all real or personal property owned by the Landlord for the common (nonexclusive) use of the Landlord and Tenant and their



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employees, guests and invitees including, but not limited to, sidewalks, landscaping areas, lighting, delivery areas, parking areas, entrance ways, lobby areas, building security, elevators, stairways, hallways shared by more than one tenant and all lavatories shared by more than one tenant.

         (c) The term "Operating Expenses" shall mean all expenses paid or incurred by Landlord or on Landlord's behalf in respect to the repair, maintenance and operation of the Property and/or Building, except for those expenses directly attributable to one (1) tenant or where tenant is separately metered due to a special use, and include, but are not limited to, the following: (i) salaries, wages, medical, surgical, union and general welfare benefits (including, without limitation, group life insurance) and pension payments of employees of Landlord engaged in the repair, operation, and maintenance of the Property and/or the Building; (ii) payroll taxes, worker's compensation, uniforms and related expenses for employees; (iii) the cost of all charges for gas, electricity, heat, ventilation, air conditioning, water, sewer, garbage collection, and other utilities furnished to the Building (including, without limitation, the Common Area), and to the property, together with any taxes on such utilities; (iv) the cost of painting; (v) the cost of all charges for Rent, casualty and liability insurance with regard to the Property and/or Building and maintenance and/or operation thereof; (vi) the cost or rental of all supplies (including, without limitation, cleaning supplies), tools, materials and equipment, and sales and other taxes thereon;
(vii) depreciation of hand tools and other moveable equipment used in repair, maintenance or operation of the Building; (viii) the cost of all charges for window and other cleaning and janitorial and security services; (ix) amounts charged to Landlord by contractors for services, materials and supplies furnished in connection with the operation, maintenance or repair of any part of the Building or the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems of the Building; (x) repairs and replacements made by Landlord at his expense; (xi) alterations and improvements to the Building and/or the Property made by reason of laws and requirements of any public authorities or the requirements of insurance bodies; (xii) management fees; (xiii) the cost of any capital improvements to the Building and/or of any machinery or equipment installed in the Building which is made or becomes operational, as the case may be, after the Base Operating Year, and which has the effect of reducing the expenses which otherwise would be included in the operating expenses, to the extent of the lesser of; (A) such cost, amortized over the useful life of the improvement, machinery and/or equipment (as reasonably estimated by Landlord), or (B) the amount of such reduction in the operating expenses; (xiv) reasonable legal, accounting and other professional fees incurred in connection with the operation, maintenance and management of the Property and/or Building; (xv) painting, refurbishing, re-carpeting, redecorating or landscaping any portion of the Property and/or Building exclusive of any work done in any Tenant's space, and which shall include: a) roof maintenance, which shall include the replacement of the roof once every ten (10) years or sooner, should the Landlord deem it necessary; b) repainting of the Building, which shall include the painting of the building once every five (5) years or earlier should the Landlord deem it necessary; and
c) maintenance of the parking lot, which shall



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include the resealing of the parking lot every three (3) years or at such other time that the Landlord deems it necessary; and in the case of the Property, Landscaping shall entail the replacement of dead trees, dead grass, and dead miscellaneous vegetation; (xvi) all amounts collected and held by Landlord with respect to reserve accounts for those items to which Landlord has designated;
(xvii) real property Taxes; (xviii) all other charges properly allocable to the repair, operation and maintenance of the Building in accordance with generally accepted accounting principles; (xvix) all amounts collected and held by the Landlord with respect to reserve accounts for items which the Landlord has designated.

Notwithstanding the above, the following are excluded from the definition of Operating Expenses: (1) Depreciation (except as provided above); (2) Interest on and amortization of debts; (3) Leasehold improvements made for new tenants of the Building; (4) Taxes; (5) Refinancing costs; (6) The cost of any work or services performed for any tenant(s) of the Building (including Tenant), to the extent that such work or service is separately reimbursed; (7) The cost of any repair or replacement (other than those described in (xi) and (xiii) above which would be required to be capitalized under generally accepted accounting principles, unless such costs may be, under said principles, amortized over a period of not more than ten (10) years, in which event a proportionate part of such costs may be included each year in Operating Expenses over the useful life (as reasonably estimated by Landlord) of such repair and replacement.

         (d) The term "Taxes" shall mean: (i) the aggregate amount for which the Building, and all land or real property owned or leased by Landlord underlying the Building or adjacent thereto and used in connection with the operation of the Building (collectively hereinafter sometimes referred to as the "Property") are assessed by Palm Beach County or any city or municipal body having jurisdiction for the purpose of imposition of real estate taxes; and
(ii) any expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Building and/or the Property, which expenses shall be allocated to the Tax Year to which such expenses relate. Any special or other assessment or levy for any Tax Year which is imposed upon the Property and/or the Building shall be added to the amount so determined and shall be deemed to be included within the term "Taxes" for the purposes hereof. If, at any time during the term of this Lease, the methods of taxation prevailing on the date hereof shall be altered, such additional or substitute tax, assessment, levy, imposition, or charge, shall be deemed to be included within the term "Taxes" for the purposes hereof.

         (e) The term "Tenant's Proportionate Share" is 2%, which was determined by dividing the gross rentable square footage of the Building into the Tenant's rentable square footage.

Section 3.2 Interim Additional Rent. During the period from the commencement date of this Lease until January, 1998 , Tenant shall pay an interim Additional Rent of $5.35 per square foot per year and any adjustment thereof to reflect the interim Additional Rent



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charge for 1998, which is merely an estimate of actual Taxes and Operating
Expenses for such period. In early January of each year of the lease term, Landlord shall compute actual Taxes and Operating Expenses incurred during such period. Tenant shall receive a refund or be assessed an additional sum based on the difference between Tenant's Proportionate Share of actual expenses and Additional Rent payments made by Tenant. Any additional sums owed by Tenant to Landlord or Landlord to Tenant shall be paid within ten (10) days of receipt of assessment.

Section 3.3 Budget; Future Additional Rent. Landlord shall furnish to Tenant prior to January 31 of each year, a budget setting forth Landlord's estimate of Taxes and Operating Expenses for the coming year. The Budget shall be determined as though the Building were occupied at an actual occupancy rate or at an occupancy rate of 90%, whichever is higher. Tenant shall pay to Landlord, on the first day of each month as Additional Rent, an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of Landlord's estimate of the same. If, however, Landlord shall furnish any such estimate subsequent to the commencement of any year during the term of this Lease, then until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord, on the first day of each month, an amount equal to the monthly sum payable under this Section. If there shall be any increase or decrease in the Taxes or Operating Expenses for any year, whether during or after such year, Landlord shall furnish to Tenant a revised Budget and the Additional Rent shall be adjusted and paid or refunded, as the case may be. If a Tax Year or Operating Year ends after the expiration or termination of this Lease, the Additional Rent payable hereunder shall be prorated to correspond to that portion of the Tax Year occurring within the term of this Lease.

Section 3.4 Statement of Actual Costs. Within One Hundred Twenty (120) days after the end of each year, Landlord shall furnish to tenant an Operating Statement showing actual Taxes paid and Operating Costs incurred or reserved for the preceding year. If the Operating Statement shows that the sums paid by Tenant under this Article minus any amounts collected and held in the reserve account exceed Tenant's Proportionate Share of the Additional Rent allocated to Operating Expenses, Landlord shall promptly either refund to Tenant the amount of such excess or permit Tenant to credit the amount thereof against subsequent payments of Additional Rent under this Article; and if the Operating Statement shows that the sums paid by Tenant were less than Tenant's Proportionate Share of the same, Tenant shall pay the amount of such deficiency within ten (10) days after demand therefore. Each Operating Statement given by Landlord shall be conclusive and binding upon Tenant (a) unless within thirty (30) days after the receipt thereof, Tenant shall notify Landlord that it disputes the accuracy of said Operating Statement, specifying the particular respects in which the Operating Statement is claimed to be incorrect. Failure of Landlord to submit the written statement referred to herein shall not waive any rights of Landlord. Notwithstanding the foregoing, the Base Rent shall never be decreased below that amount set forth in Section 2.1 of this Lease.




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                                   ARTICLE IV

                            Preparation of Premises

Section 4.1 Leasehold Improvements. The Premises shall be completed and prepared for Tenant's occupancy in the manner, and subject to the provisions of a separate agreement between Landlord and Tenant. The facilities, materials and work to be furnished, installed and performed in the Premises by Landlord, at its expense, are hereinafter referred to as "Landlord's Work". In addition, such other facilities, materials and work which may be undertaken by or for the account of Tenant to equip, decorate and furnish the Premises for Tenant's occupancy are hereinafter referred to as "Tenant's Work".

Section 4.2 Completion by Landlord. The Premises shall be deemed ready for occupancy on the date on which Landlord's Work shall have been substantially completed; the same shall be deemed substantially completed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which does not materially interfere with Tenant's use of the Premises. Landlord shall give Tenant at least ten (10) days notice of the date on which Landlord estimates Landlord's Work will be substantially completed. Any variance between the date so estimated and the date on which Landlord's Work shall have been substantially completed shall be of no consequence. Tenant shall occupy the Premises promptly after the same are ready for occupancy.

Section 4.3 Delay by Tenant. If the substantial completion of the Landlord's Work shall be delayed due to: (a) any act or omission of the Tenant or any of its employees, agents or contractors (including, but no limited to, (i) any delays due to changes in or additions to Landlord's Work, or (ii) any delays by Tenant in the submission of plans, drawings, specifications, or other information or in approving any work, drawings, or estimates or in giving any authorizations or approvals); or (b) any additional time needed for the completion of Landlord's Work by the inclusion on Landlord's Work of any special work, then the Premises shall be deemed ready for occupancy on the date they would have been ready but for such delay and Rent shall commence as of such earlier date.

Section 4.4 Time Not of the Essence. If Landlord is unable to give possession of the Premises on the Commencement Date, for any reason whatsoever, Landlord shall not be subject to any liability for said failure and the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this Lease. If the Premises are delivered after the Commencement Date, the Base Rent and Additional Rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until Landlord has given a second notice to Tenant that the Premises are ready for Tenant's occupancy. If Landlord shall give Tenant permission to enter into the possession of the Premises prior to the Commencement Date, such possession or occupancy shall be deemed to be upon



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all the terms, covenants, conditions, and provisions of this Lease including the execution of an estoppel certificate.

Section 4.4 Acceptance of Premises. Tenant acknowledges that Landlord has not made any representations or warranties with respect to the condition of the Premises and neither Landlord or any assignee of Landlord shall be liable for any latent defect therein. The taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises were in good and satisfactory condition at the time such possession was taken, except for the minor or insubstantial details referred to in this Section of which Tenant gives Landlord notice, within thirty (30) days after the Commencement Date, specifying such details with reasonable particularity.

                                   ARTICLE V

                      Insurance - Destruction of Premises

Section 5.1  Tenant's Insurance.

         (a) Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

             (i) Public Liability and Property Damage. Tenant shall, during the Term of this Lease, maintain insurance against public liability, including that from personal injury or property damage in or about the Premises resulting from the occupation, use or operation of the Tenant's business in the Premises, insuring both Landlord and Tenant, in amounts of not less than One Million Dollars ($1,000,000.00) in respect to bodily injury or death to any one person, of not less than One Million Dollars ($1,000,000.00) Combined Single Limit for both bodily injury and property damage.

             (ii) Tenant Leasehold Improvements and Property. Insurance covering all of the items included in Tenant's Work, Tenant's leasehold improvements, interior heating, ventilating and air conditioning equipment, trade fixtures, merchandise and personal property from time to time in, on or upon the Premises, and alterations, additions or changes made by Tenant in an amount not less than on hundred percent (100%) of their full replacement cost from time to time during the Term, providing protection against perils included within the standard Florida form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance shall be held in trust by Tenant's insurance company for the repair, reconstruction and restoration or replacement of the property damaged or destroyed unless this Lease shall cease and terminate.

         (b) All policies of insurance provided for in Section 5.1(a) shall be issued in form acceptable to Landlord by insurance companies with general policyholder's rating



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of not less than XI and a financial rating of AAA as rated in the most current available "Best's Insurance Reports, and qualified to do business in Florida. Each and every such policy:

                  (i) shall be issued in the names of Landlord and Tenant and any other parties in interest from time to time designated in writing by notice from Landlord to Tenant;

                  (ii) shall be for the mutual and joint benefit and protection of Landlord and Tenant and any such other parties in interest;

                  (iii) shall (or a certificate thereof shall) be delivered to Landlord and any such other parties in interest within ten (10) days after delivery of possession of the Premises to Tenant and thereafter within thirty
(30) days prior to the expiration of each policy, and, as often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained in like manner and to like extent;

                  (iv) shall contain a provision that the insurer will give to Landlord and such other parties in writing in advance of any cancellation, termination or lapse, or the effective date of any reduction, in the amounts, of insurance;

                  (v) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry; and

                  (vi) shall contain a provision that Landlord and any such other parties in interest, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, his servants, agents and employees by reason of the negligence of Tenant.

              (c) Any insurance provided for in Section 5.1(a) may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds, provided, however, that: (i) Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as an additional insured thereunder as his interest may appear; (ii) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance; and (iii) the requirements set forth in this
Article V are otherwise satisfied.

              (d) Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant with respect to the Premises for which policies or copies thereof are not delivered to Landlord.

              (e) The Tenant's insured property shall be subject to an annual review or appraisal at Tenant's expense by someone acceptable to both Tenant and Landlord to



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determine one hundred percent (100%) replacement cost so adequate insurance coverage can be maintained.

        (f) These insurance requirements are subject to modification in the event any mortgagee of Landlord requires the different insurance. In such event, the requirements of such mortgagee shall control.

Section 5.2 Destruction of Premises. If, during the Term hereof, the Premises be damaged by reason of fire or other casualty, Tenant shall give immediate notice thereof to Landlord. Landlord shall promptly repair or rebuild the same, so as to make the Premises at least equal in value to those existing immediately prior to such occurrence and as nearly similar to it in character as shall be practicable and reasonable. If the Premises are damaged, the Rent shall be reduced in the same proportion as the percentage area of the Premises which is rendered untenantable due to such damage until such damage is repaired. If the Premises shall be so damaged by fire or otherwise that the cost of restoration shall exceed Fifty Percent (50%) of the replacement value thereof, exclusive of foundations, immediately prior to such damage, Landlord may, within thirty (30) days of such damage, give notice to Tenant of his election to terminate this Lease and, subject to the further provisions of this Article, this Lease shall cease and come to an end on the date of the expiration of ten (10) days from the delivery of such notice with the same force and effect as if such date were the date hereinbefore fixed for the expiration of the term herein demised, and the Rent shall be apportioned and paid to the time of such termination. In such event, the entire insurance proceeds, except proceeds pertaining to Tenant's property, shall be and remain the outright property of Landlord.

Section 5.3 Substitute Premises. At any time during the Term of this Lease, Landlord shall have the right to request in writing that the Tenant move to a mutually agreed upon Substitute Premises situated within the Building. The Substitute Premises shall contain the same appropriate square footage as the Premises. Tenant shall have thirty (30) days from the date of Landlord's request to accept the Substitute Premises. Except for the change in designation of Premises, all provisions of this Lease shall remain the same. Exclusive of the cost of address changes for supplies, Landlord shall pay the cost of relocating Tenant in the Substitute Premises. If Tenant refuses to accept the Substitute Premises, or if Tenant fails to reply to Landlord's request within the time states, this Lease shall terminate upon Tenant vacating the Premises or three (3) months from the date of Landlord's request to Tenant, whichever first occurs.

                                   ARTICLE VI

                            Maintenance and Repair
Section 6.1 Tenant's Obligations. Tenant shall, at his expense, throughout the term of this Lease, take good care of the Premises, the fixtures and appurtenances therein and Tenant's Property. Tenant shall be responsible for all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, in and to the Premises and the Building and the facilities and systems thereof, the need for which arises out of: (a) the performance or existence of Tenant's Work or alterations; (b) the installation, use or operation of Tenant's Property in the Premises; (c) the moving of Tenant's Property in or out of the Building; or (d) the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors, or invitees. Tenant, at its expense, shall promptly replace all scratched, damaged or broken doors and glass in and about the Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Premises and for the repair and maintenance of all sanitary and electrical fixtures therein. Tenant shall promptly make, at Tenant's expense, all repairs in or to the Premises for which Tenant is responsible pursuant to this Section, and any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air conditioning, or other systems of the Building and the use of the Building by other occupants. All such repairs shall be subject to the supervision and control by Landlord for which Landlord may charge Tenant a reasonable fee. Any other repairs in or to the Building and the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at Tenant's expense.

Section 6.2 Landlord's Obligations for Common Area. Landlord shall keep and maintain the Common Area of the Building and its systems and facilities serving the Premises in good working order, condition and repair, and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Common Area, except for those repairs for which Tenant is responsible pursuant to any of the provisions of this Lease. Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations hereunder be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Premises, such repairs to be completed within a reasonable time. Landlord shall not be liable for any damage to Tenant's property caused by water from bursting or leaking pipes, waste water about the rented property, or otherwise; or from an intentional or negligent act of any co-tenant or occupant of the property surrounding the rented property, or other person, or by fire, hurricane or other acts of God; or by riots or vandals; or from any other cause; all such risks shall be assumed by the Tenant. Landlord shall not be required to furnish any services or facilities to, or to make any repairs to or replacements or alteration of, the Premises where necessitated due to the fault of Tenant, its agents and employees, or other tenants, their agents or employees. Additionally, Tenant waives any and all claims of any kind, nature or description against Landlord arising out of the failure of the Landlord from time to time to furnish any of the services requested to be furnished hereunder including, without limitation, air conditioning, heat, electricity, elevator service, and toilet facilities.

Section 6.3 Floor Loads; Noise and Vibration. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which is allowed by law. Business machines and mechanical equipment belonging to Tenant which cause noise or vibrations that may be transmitted to the structure of the Building or to the Premises to such a degree as to be objectionable to Landlord shall, at the Tenant's expense, be placed and maintained by Tenant in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise or vibration.

                                   ARTICLE V

                             Alterations by Tenant

Section 7.1 Alterations by Tenant. Tenant shall have the right at any time and from time to time during the term of this Lease to make, at its sole cost and expense, and without any right to receive reimbursement from Landlord in respect thereof, any alterations or improvements to the Premises or any part thereof, excluding structural changes (the "Alterations"), subject, however, to the following conditions:

         (a) All such alterations or improvements shall be performed by Landlord or an approved contractor at Tenant's expense.

         (b) No alterations shall be undertaken until Tenant shall have procured all permits, licenses and other authorizations, if any, required for the lawful and proper undertaking thereof.

         (c) All alterations, when completed, shall be of a nature as not to reduce or otherwise adversely affect the value of the Premises, nor to diminish the general utility or change the general character thereof.

                                  ARTICLE VIII

                        Landlord's and Tenant's Property

Section 8.1 Landlord's Property. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the term of this Lease, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant except as set forth therein. Further, any carpeting or other personal property in the Premises on the Commencement Date, unless installed and paid for by Tenant, shall be and shall remain Landlord's property and shall not be removed by Tenant.

Section 8.2 Tenant's Property. All moveable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of moveable personal property owned by Tenant and located in the Premises (hereinafter collectively referred to as "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the term of this Lease. In the event Tenant's Property is so removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof and restore the Premises to the same physical condition and layout as they existed at the Tenant was given possession of the Premises. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered Tenant's Property and shall be deemed the property of Landlord.

Section 8.3 Removal of Tenant's Property. At or before the expiration date of this Lease, or the date of any earlier termination hereof, or within five (5) days after such an earlier termination date, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall expressly permitted to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property and restore Premises to the same physical condition and layout as they existed at the time Tenant was given possession of Premises, reasonable wear and tear excepted. Any other items of Tenant's Property which shall remain in the Premises after the expiration date of this Lease, or after a period of five
(5) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as his property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine, at Tenant's expense.

                                   ARTICLE IX

                              Compliance with Law

Section 9.1 Obligations of Tenant. Tenant shall, during the Term of this Lease, at its sole cost and expense, comply with all valid laws, ordinances, regulations, orders and requirements of any governmental authority which may be applicable to the Premises or to the use, manner of use or occupancy thereof, whether or not the same shall interfere with the use or occupancy of the Premises arising from: (a) Tenant's use of the Premises; (b) the manner or conduct of Tenant's business or operation of its installations, equipment or other property therein; (c) any cause or condition created by or at the instance of Tenant; or (d) breach of any of Tenant's obligations hereunder, whether or not such compliance requires work which is structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen; and Tenant shall pay all of the costs, expenses, fines, penalties and damages which may be imposed upon Landlord by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof.

Section 9.2 Right to Contest. Tenant shall have the right, by appropriate legal proceedings in the name of Tenant or Landlord or both, but at Tenant's sole cost and expense, to contest the validity of any law, ordinance, order, regulation or requirement. If compliance therewith may legally be held in abeyance, Tenant may postpone compliance until final determination under any such proceedings.

Section 9.3 Rules and Regulation. Tenant shall also comply with all rules and regulation attached hereto as Exhibit 2 and as may be subsequently applied by Landlord to all tenants of the Building. Tenant shall also comply with any rules and regulations hereafter imposed by the One Ocean Plaza Condominium Association, should the conversion of One Ocean Plaza to a condominium take place in the future.

                                   ARTICLE X

                             Encumbrances by Tenant

Section 10.1 No Liens. Tenant agrees that it will not create, permit or suffer the imposition of any lien, charge or encumbrance upon the Premises or any part thereof.

Section 10.2 Mechanic's, Materialmen's and Laborer's Liens. Tenant agrees that it will make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Tenant to the Premises and further agrees to indemnify and hold harmless Landlord from and against any and all mechanic's, materialman's or laborer's liens arising out of or from such work or the cost thereof which may be asserted, claimed or charged against the Premises or the Building or site on which it is located. Notwithstanding anything to the contrary in this Lease, the interest of Landlord in the Premises shall not be subject to liens for improvements made by or for Tenant, whether or not the same shall be made or done in accordance with any agreement between Landlord and Tenant, and it is specifically understood and agreed that in no event shall Landlord or the interest of Landlord in the Premises be liable for or subjected to any mechanic's, materialmen's or laborer's liens for improvements or work made by or for Tenant; and this Lease specifically prohibits the subjecting of Landlord's interest in the Premises to any mechanic's, materialmen's or laborer's liens for improvements made by Tenant or for which Tenant is responsible for payment under the terms of this Lease. All persons dealing with Tenant are hereby placed upon notice of this provision. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Premises or Building or the site on which it is located on account of or growing out of any improvement or work done by or for Tenant, or any person claiming by, through or under Tenant, for improvements or work, the cost of which is the responsibility of Tenant, Tenant agrees to have such notice of claim of lien canceled and discharged of record as a claim against the interest of Landlord in the Premises or the Building or the site on which it is located (either by payment or bond as permitted by law within ten (10) days after notice to Tenant by Landlord, and in the event Tenant shall fail to do so, Tenant shall be considered in default under this Lease.

                                   ARTICLE XI

                Right of Landlord to Perform Tenant's Covenants

Section 11.1 Payment or Performance. Landlord shall have the right at any time, upon ten (10) days notice to the Tenant (or without notice in case of emergency or in case any fine, penalty, interest or cost may otherwise be imposed or incurred) given following expiration of any applicable cure period, to make any payment or perform any act required of Tenant under any provision in this Lease, and in exercising such right, to incur necessary and incidental costs and expenses, including reasonable counsel fees. Nothing herein shall imply any obligation on the part of Landlord to make any payment or perform any act required of Tenant, and the exercise of the right to so do shall not constitute a release of any obligation or a waiver of any default.

Section 11.2 Reimbursement. All payments made and all costs and expenses incurred in connection with any exercise of the right set forth in Section 11.1 shall be reimbursed by the Tenant to the Landlord within ten (10) days after receipt of a bill setting forth the amounts so expended, together with interest at the annual rate of Eighteen Percent (18%) from the respective dates of the making of such payments or the incurring of such costs and expenses, to the Landlord making and paying the same. Any payment so made by Landlord shall be treated as Additional Rent owed by Tenant.

                                  ARTICLE XII

              Availability of Public Utilities and Other Services

Section 12.1 Heat, Ventilation and A Conditioning. Except as otherwise provided herein, Tenant shall maintain the heating, ventilating and air conditioning systems serving the Premises. Landlord shall furnish heat, ventilating and air conditioning in the building common areas as may be required for reasonably comfortable occupancy during business hours of business days. "Business Hours" shall mean all days except Saturdays (after 1:00 p.m.), Sundays and days observed by the Federal or the State of Florida as legal holidays, and such other days as shall be designated as holidays.

Section 12.2 Electricity and Telephone. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. In order to ensure that such capacity is not exceeded and to avert possible adverse effects upon the Building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect major equipment to the Building, electric distribution system, telephone system or make any alteration or addition to the electric system of the Premises existing on the Commencement Date. Tenant's electrical usage under this Lease contemplates only the use of normal and customary office equipment. In the event Tenant installs any office equipment which uses substantial additional amounts of electricity, then Tenant agrees that Landlord's consent is required before the installation of such additional office equipment. Tenant shall be solely liable for electricity and telephone expenses relating to the Premises. Tenant's electrical service shall be separately metered.

Section 12.3 Elevator, Water, Directory. Landlord shall provide elevator service to the Premises during business hours of business days, and Landlord shall have the elevator subject to call at all other times. The use of the elevators shall be subject to the rules and regulations promulgated by the Landlord. Provided that Landlord, his cleaning contractor and their employees shall have access to the Premises at all reasonable times and shall have the right to use, without charge therefore, all light, power, and water in the Premises reasonably required to clean the Premises, Landlord shall furnish adequate hot and cold water to the Premises for drinking, lavatory and cleaning purposes. Landlord shall maintain listings on the Building directory of the name of Tenant, provided that the name so listed shall not use more than Tenant's Proportionate Share of the space on the Building directory.

Section 12.4 Janitorial. Landlord shall not be responsible for the interior cleaning of the suites. Rule and Regulation number 22 states the policy with regard to interior cleaning.

Section 12.5 Right to Stop Services. Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop service of the heating, air conditioning, electric, sanitary, elevator, or other Building systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, strikes, or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor, or supplies, or by reason of any other cause beyond Landlord's control.

                                  ARTICLE XIII

                            Assignment a Subletting

Section 13.1  Tenant's Transfer.

         (a) Tenant shall not, whether voluntarily, involuntarily, or by operation of law, or otherwise: (a) assign or otherwise transfer this Lease or the term and estate hereby granted, or offer to advertise to do so; or (b) mortgage, encumber, or otherwise hypothecate this Lease or the Premises or any part thereof in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord.

         (b) The provisions of Section 13.1(a) shall apply to a transfer of a majority of the stock of Tenant as if such transfer were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred, or to any corporation which controls or which is controlled by Tenant, or is under common control of Tenant, provided in any of such events: (a) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (i) the net worth of Tenant immediately prior to such merger, consolidation or transfer or (ii) the net worth of Tenant herein named on the date of this Lease; and (b) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of such transaction.

         (c) Further, the Landlord may consent to the sublease of all or any part of the Premises provided the Tenant enters into a sublease containing the same terms and conditions contained herein (exclusive of rent) and the Landlord shall receive one-half (1/2) of any increased Rent paid by a sublessee.

         (d) Any assignment agreed to by Landlord shall be evidenced by a validly executed assignment and assumption of lease. Any attempted transfer, assignment, subletting, mortgaging or encumbering of this Lease in violation of this Section shall be void and confer no rights upon any third person. Such attempt shall constitute a material breach of this Lease and entitle Landlord to the remedies provided for default.

         (e) If, without such prior written consent, this Lease is transferred or assigned by Tenant, or if the Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, whether as a result of any act or omission by Tenant, or by operation of law or otherwise, Landlord, whether before or after the occurrence of an event of default, may, in addition to, and not in diminution of or substitution for, any other rights and remedies under this Lease or pursuant to law to which Landlord may be entitled as a result thereof, collect Rent from the transferee, assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved.

Section 13.2 Tenant's Liability. Tenant shall always, and notwithstanding any such assignment or subleasing, and notwithstanding the acceptance of Rent by Landlord from any such assignees or sublessee, remain liable for the payment of Rent hereunder and for the performance of all of the agreements, conditions, covenants and terms herein contained, on the part of Tenant herein to be kept, observed, or performed, Tenant's liability to always be that of principal and not of surety, nor shall the giving of such consent to an assignment or sublease, be deemed a complete performance of the said covenants contained in this Article so as to permit any subsequent assignment or subleasing without the like written consent.

Section 13.3 Landlord's Right of First Refusal. Notwithstanding the foregoing other than Section 13.1(b), where Tenant desires to assign or sublease, the Landlord shall have the right, but not the obligation, to cancel and terminate the Lease and deal with Tenant's prospective assignees or subtenant directly without any obligation to Tenant.

Section 13.4 Landlord's Transfer. The Landlord shall have the right to sell, mortgage or otherwise encumber or dispose of Landlord's interest in the Building and Premises and this Lease.

                                  ARTICLE XIV

                          Subordination and Attornment

Section 14.1 Subordination. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases, overriding leases and underlying leases of the Property and/or the Building now or hereafter existing and to all first mortgages which may now or hereafter affect the Property and/or the Building and/or any of such leases (whether or not such first mortgages shall also cover other lands and/or buildings and/or leases). This subordination shall likewise apply to each and every advance made or hereafter to be made under such first mortgages, to all renewals, modifications, replacements and extensions of such leases and such mortgages and to spreaders and consolidations of such first mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage (or their respective successors-in-interest) may reasonably request to evidence such subordination. If Tenant fails to execute, acknowledge or deliver any such instrument within ten (10) days after request therefore, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Any lease to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Lease" and the lessor of a Superior Lease is hereinafter referred to as a "Superior Lessor"; and any first mortgage to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage" and the holder of a Superior Mortgage is hereinafter referred to as a "Superior Mortgagee".

Section 14.2 Notice of Superior Lessors and Mortgagee. If any act or omission of Landlord would give Tenant the right, immediately or after the lapse of a period of time, to cancel this Lease or to claim a partial or total eviction, Tenant shall not exercise such right: (a) until it has given written notice of such act or omission of Landlord and each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant; and (b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee and Superior Lessor shall have become entitled under such Superior Mortgage or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice to effect such remedy), provided such Superior Mortgagee or Superior Lessor shall, with due diligence, give Tenant notice of intention to, and commence and continue to, remedy such act or omission.

Section 14.3 Attornment. If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord hereunder, whether through possession or foreclosure action or delivery of a new lease or deed, then, at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to and recognize each Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between Successor Landlord and Tenant upon all the terms, conditions, and covenants as set forth in this Lease except that the Successor Landlord shall not: (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Landlord; or (c) be bound by any previous modification of this Lease or by any previous prepayment, unless such modification or prepayment shall have been previously approved in writing by such successor Landlord.

                                   ARTICLE XV

                       Non-Liability and Indemnification

Section 15.1 Non-Liability of Landlord. Neither Landlord nor any beneficiary, agent, servant, or employee of Landlord, nor any Superior Lessor or any Superior Mortgagee, shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the negligence of Landlord, Landlord's agents, servants or employees in the operation or maintenance of the Premises or the Building, subject to the doctrine of comparative negligence in the event of contributory negligence on the part of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors. Tenant recognizes that any Superior Mortgagee will not be liable to Tenant for injury, damage or loss caused by or resulting from the negligence of the Landlord. Further, neither Landlord, any Superior Lessor or Superior Mortgage, nor any partner, director, officer, agent, servant, or employee of Landlord shall be liable: (a) for any such damage caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work; or (b) except when negligent, for consequential damages arising out of any loss of use of the

Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

Section 15.2 Indemnification by Tenant. Tenant shall indemnify and hold Landlord and all Superior Lessors and Superior Mortgagees and their respective partners, directors, officers, agents, employees and beneficiaries harmless from and against any and all claims from or in connection with: (a) the conduct or management of the Premises or any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord) in or about the Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatsoever (unless caused solely by Landlord's negligence) occurring in, at or upon the Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses. In case any action or proceeding be brought against Landlord and/or Superior Lessor or Superior Mortgagee and/or his or their partners, directors, officers, agents and/or employees by reason of any such claim, Tenant, upon notice from Landlord or such Superior Lessor or Superior Mortgagee, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord or such Superior Lessor or Superior Mortgagee).

Section 15.3 Independent Obligations; Force Majeure. The obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, because: (a) Landlord is unable to fulfill, or is delayed in fulfilling any of his obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies, labor and materials, Acts of God or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) of any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control. Tenant shall not hold Landlord liable for any latent defect in the Premises or the Building nor shall Landlord be liable for injury or damage to person or property caused by fire, theft, or resulting from the operation of elevators, heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, or dampness, which may leak or flow from any part of the Building, or from the pipes, appliances or plumbing work of the same.

                                  ARTICLE XVI

                          Default; Landlord's Remedies

Section 16.1 Events of Default. The Tenant shall be in default under this Lease if any one or more of the following events shall occur:

       (i) Tenant shall fail to pay any installment of the Rent and/or any Additional Rent called for hereunder as and when the same shall become due and payable, and such default shall continue for a period of five (5) days after the same is due;

       (ii) Tenant shall default in the performance of or compliance with any of the other terms or provisions of this Lease, and such default shall continue for a period of ten (10) days after the giving of written notice thereof from Landlord to Tenant, or, in the case of any such default which cannot, with bona fide due diligence, be cured within ten (10) days, Tenant shall fail to proceed promptly after the giving of such notice with bona fide due diligence to cure such default and thereafter to prosecute the curing thereof with said due diligence within such period of ten (10) days (it being intended that as to a default not susceptible of being cured with due diligence within ten (10) days, the time within which such default may be cured shall be extended for such period as may be necessary to permit the same to be cured with due diligence);

       (iii) Tenant shall assign, transfer, mortgage or encumber this Lease or sublet the Premises in a manner not permitted by Section 13.1;

       (iv) Tenant shall file a voluntary petition in bankruptcy or an Order for Relief be entered against it, or shall file any petition or answer seeking any arrangement, reorganization, composition, readjustment or similar relief under any present or future bankruptcy or other applicable law, or shall seek or consent to acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant of all or any substantial part of Tenant's properties;

       (v) If, within ninety (90) days after the filing of an involuntary petition to bankruptcy against Tenant or the commencement of any proceeding against Tenant seeking any arrangement, reorganization, composition, readjustment or similar relief under any law, such proceeding shall not have been dismissed, or if, within ninety (90) days after the appointment, without the consent or acquiescence of Tenant, or any substantial part of its properties, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within ninety (90) days after the expiration of any such stay, such appointment shall not have been vacated; or

       (vi) Tenant shall vacate or abandon the Premises; then, and in any such event, or during the continuance thereof, Landlord may, at his option, by written notice to Tenant, designate a date not less than five (5) days from the giving of such notice on which this Lease shall end; and thereupon, on such date, subject to the provisions of Section 16.4, this Lease and all rights of Tenant hereunder shall be deemed ended and terminated.

Section 16.2 Surrender of Premises. Upon any such termination of this Lease, Tenant shall quit and peacefully surrender the Premises to Landlord, and Landlord, upon and at any time after such termination may, without further notice, re-enter and repossess the Premises, either by force, summary proceedings or otherwise, without being liable to any prosecution or damages therefore, and no person claiming through or under Tenant or by virtue of any order of any court shall be entitled to possession of the Premises.

Section 16.3 Reletting. At any time or from time to time after such termination of this Lease, Landlord may relet the Premises or part thereof, in the name of Landlord or otherwise, for such terms and on such conditions as Landlord in his discretion may determine, and may collect and receive the Rents therefore. Landlord will in no way be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any Rent due from any such reletting.

Section 16.4 Survival of Obligations. No termination, pursuant to Article XVI of this Lease, shall relieve Tenant of its liability or obligations under this Lease, and such liability and obligations shall survive any such termination.

Section 16.5 Tenant's Liability after Default. If Tenant shall default in the performance of any of its obligations under this Lease, the Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case if such default continues after the expiration of five (5) days from the date Landlord gives Tenant notice of the default. Any expenses incurred by Landlord ln connection with any such performance, and all costs, expenses, and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees including appellate, bankruptcy and post-judgment proceedings involved in collecting or endeavoring to collect the Base Rent of Additional Rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder, shall be due and payable upon Landlord's submission of an invoice therefore. All sums advanced by Landlord on account of Tenant under this Article, or pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, delinquent or not paid by Tenant and not received by Landlord when due hereunder, shall bear interest at the maximum rate permitted by Law, from the due date thereof until paid and the same shall be and constitute Additional Rent and be due and payable upon Landlord's submission of an invoice therefore.

                                  ARTICLE XVII

                                    Damages

Section 17.1 Landlord's Damages. In the event this Lease is terminated under the provisions of this Lease or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord, as damages, at the election of Landlord either:

         (a) A sum which at the time of such termination of this Lease, or at the time of any re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of: (1) the aggregate amount of the Monthly Base Rent and Additional Rent which would have been payable by Tenant (conclusively presuming the average monthly Additional Rent to be the same as were payable for the year, or, if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date contemplated as the expiration date hereof if this Lease had not so terminated or if Landlord had not so re-entered the Premises; over (ii) the aggregate rental value of the Premises for the same period; or

         (b) Sums equal to the Monthly Base Rent and the Additional Rent which would have been payable by Tenant had this Lease not so terminated or had Landlord not so re-entered the Premises, payable upon the due dates therefore specified herein following such termination or such re-entry and until the date contemplated and the expiration date if this Lease had not so terminated or if Landlord had not so re-entered the Premises.

If Landlord, at his option, shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents, as and when received by Landlord, the expenses incurred or paid by Landlord in terminating this Lease and/or re-entering the Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, the alteration and preparation of the Premises for new Tenants, brokers' commissions, attorneys' fees, and all other expenses properly chargeable against the Premises and the rental therefrom. It is hereby understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease but in no event shall Tenant be entitled in any suit for the collection of damages pursuant hereto to a credit in respect of any net rents from a re-letting, except to the extent that such net rents are actually received by Landlord.

         (c) A lump sum equal to the Monthly Base Rent then in effect plus the estimated Additional Rent to become due for the remainder of the term of this Lease.

Section 17.2 Remedies Cumulative. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at his election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired nor limit or preclude recovery by Landlord against Tenant of any sums or damages which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. All the remedies hereinbefore given to Landlord and all rights and remedies given to it at law and in equity shall be cumulative and concurrent.

                                 ARTICLE XVIII

                                 Eminent Domain

Section 18.1 Taking. If the whole of the Building or the Premises or if more than twenty percent (20%) of the Building which materially affects Tenant's use and occupancy of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "Date of Taking"), and the Base Rent and Additional Rent shall be prorated and adjusted as of such date.

Section 18.2 Award. Landlord shall be entitled to receive the entire award or payment in connection with any taking without deduction therefrom except to the extent that the Tenant shall be entitled to compensation based upon the damages sustained to its property.

Section 18.3 Temporary Taking. If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this Lease, Tenant shall be entitled, except as hereinafter set forth to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to pay in full the Base Rent and Additional Rent when due. If the period of temporary use or occupancy shall beyond the expiration date of this Lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such expiration date and Landlord shall receive so much as represents the period after such expiration date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Base Rent and Additional Rent have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Base Rent and Additional Rent becoming due hereunder.

Section 18.4 Partial Taking. In the event of any taking of less than the whole of the Building and/or the Property upon which the Building is situated which does not result in termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Premises which does not result in a termination of this Lease: (a) Landlord, at his expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Premises which are Landlord's Property and Tenant's Property). to substantially their former condition to the extent that the same be feasible (subject to reasonable changes which Landlord shall deem desirable) and so as to constitute a complete and tenantable Building and Premises; and tb) Tenant, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Premises which are deemed Landlord's property pursuant hereto and Tenant's Property to substantially their former condition to the extent that the same may be feasible, subject to reasonable changes which Tenant shall deem desirable. Such work by Tenant shall be deemed Alterations as hereinabove defined.

                                  ARTICLE XIX

                                Quiet Enjoyment

Landlord agrees that Tenant, upon paying all Rent and all other charges herein provided for and observing and keeping the covenants, agreements, terms and conditions of this Lease and rules and regulations of the Landlord affecting the Premises on its part to be performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease, subject to its terms, without hindrance or molestation by Landlord or any party claiming by, under or through Landlord.

                                   ARTICLE XX

                           Landlord's Right of Access

Section 20.1 Access for Maintenance and Repair. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, and terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto throughout the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord. Landlord reserves the right, and Tenant shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises. Landlord shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant/s covenants and obligations hereunder.

Section 20.2 Access for Inspection and Showing. Upon reasonable notice to Tenant and during normal business hours Landlord and its agents shall have the right to enter and/or pass through the Premises at any time or times to examine the Premises and to show them to actual and prospective Superior Lessor's, Superior Mortgagees, or prospective purchasers, mortgagors or lessors of the Building. During the period of 18 months prior to the expiration date of this Lease, Landlord and its agents may exhibit the Premises to prospective tenants.

Section 20.3 Landlord's Alterations and Improvements. If at any time any windows of the Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building, other than the Premises, is temporarily or permanently closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease. Landlord reserves the right, at any time, without incurring any liability to Tenant therefore, and without affecting or reducing any of Tenant's covenants and obligations hereunder, to make such changes, alterations, additions, and improvements in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, doors, halls, passages, elevators, escalators and stairways thereof, and other public parts of the Building, as Landlord shall deem necessary or desirable.

                                  ARTICLE XXI

                               Signs; Obstruction

Section 21.1 Signs. Tenant shall not place or suffer to be placed or maintained upon any exterior door, roof, wall or window of the Premises any sign, awning, canopy or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises and will not place or maintain any freestanding standard within or upon the Common Area of the Premises or immediately adjacent thereto without first obtaining Landlord's express prior written consent. Landlord agrees to grant approval of any sign located within the Premises or entry to the Premises on glass or panel which is in conformity with the sign criteria to be developed for the building. No exterior sign visible from the exterior of the Building shall be permitted. Tenant further agrees to maintain such sign, lettering, or other thing as may be approved by Landlord in good condition and repair at all times and to remove the same at the end of the term of this Lease as and if requested by Landlord. Upon removal thereof, Tenant agrees to repair any damage to the Premises caused by such installation and/or removal.

Section 21.2 Obstruction. Tenant shall neither obstruct the sidewalks or parking lots in front of the Building or the Premises or the area around the Building or Premises in any manner whatsoever.

                                  ARTICLE XXII

                                    Notices

Any notices under this Lease shall be given in writing by mailing the same by certified mail, return receipt requested, first-class postage prepaid, from a post office station or letter box in the continental United States, to Landlord or Tenant, as the case may be, addressed as follows:

         As to Landlord:        Intervest-One Ocean Plaza,Ltd.
                                15 E. Fifth Street
                                Suite 2700
                                Tulsa, OK 74103

         As to Tenant:          Registry Magic, Inc.
                                One S. Ocean Boulevard
                                Suite 205
                                Boca Raton, FL 33432

or to such address as either party may from time to time direct by notice in writing. Except as herein otherwise provided, any such notice shall be deemed to be given or delivered at the time of mailing. The failure by Tenant to give proper and timely notice to Landlord shall preclude Tenant from all rights to which the notice relates.

                                 ARTICLE XXIII

                                 Miscellaneous

Section 23.1 Financial Statements. Throughout the Term of this Lease, Landlord may periodically request from Tenant its most current and complete financial statement including, but not limited to, its balance sheet and profit and loss statement.

Section 23.2 Estoppel Certificates. Each party agrees, at any time and from time to time, as requested by the other party to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Monthly Base Rent and Additional Rent have been paid, stating whether or not, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default and stating whether or not any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event. Any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statements such other information concerning this Lease as Landlord may reasonably request. It shall be a condition precedent to the Landlord's obligation to deliver possession of the Premises to the Tenant, that Tenant execute an estoppel certificate accepting the Premises and acknowledging the Lease. In the event Tenant fails to comply with this Section, such failure shall constitute a material breach of the Lease. If Tenant fails to execute the initial estoppel certificate, Rent shall continue to accrue but Landlord shall be under no obligation to deliver possession of the Premises.

Section 23.3 Approval by Superior Mortgagee. This Lease shall become binding upon Landlord upon Landlord's execution and approval of the Lease by Landlord's Superior Mortgagee for the building. Tenant agrees that Landlord may make modifications to this Lease, if required by Landlord's Superior Mortgagee, which modifications shall be binding upon Tenant without further signature, provided such modifications do not materially impair Tenant's rights hereunder or materially increase Tenant's obligations hereunder.

Section 23.4 Recordation. This Lease shall not be recorded in the Public Records of Palm Beach County, Florida, or in any other place, by Tenant without the prior written consent of Landlord. Tenant shall execute, acknowledge and deliver to Landlord for purposes of recording, such memorandum of this Lease as Landlord may request for the purpose of obtaining the benefits of Section
713.10 of the Florida Statutes (or any successor legislative provision) which applies to mechanics liens. In no event shall such memorandum set forth the rent or other charges payable by the Tenant under this Lease; and any such memorandum shall state expressly that it is executed pursuant to the provisions contained in this Lease, and that it is not intended to and shall not be deemed to change, vary or otherwise affect any of the terms, covenants, conditions and/or provisions of this Lease.

If such memorandum is recorded, Tenant, upon request of Landlord, shall forthwith execute, acknowledge and deliver any and all documents which Landlord may require so as to release such memorandum from record. Furthermore, such memorandum shall provide that Tenant, for itself and its heirs, personal representatives, successors and assigns, does hereby make, constitute and appoint any person coming within the definition of Landlord herein, and any officer of any entity coming within such definition, as its, his, her or their attorney-in-fact and in its, his, her or their name, place and stead, to execute and acknowledge, whenever desired by Landlord, any instrument which Landlord may deem appropriate to release such memorandum from record and shall further provide that such appointment is coupled with an interest and is not revocable by Tenant, or any heir, personal representative, successor or assign of Tenant.

Section 23.5 Entire Agreement, etc. This Lease and the writing referred to herein constitute the entire understanding between the parties and shall bind the parties, their successors and assigns. No representations, except as herein expressly set forth, have been made by any party to the other, and this Lease cannot be amended, modified or canceled, except by a writing, signed by Landlord and Tenant during the term of this Lease. The headings and captions contained in this Lease are inserted for convenience only and shall not be deemed part of or be used in construing this Lease.

Section 23.6 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Florida. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances permitted by law shall apply. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

IN WITNESS WHEREOF, the parties have executed this Lease the day and year first hereinabove written.

                                          LANDLORD:
                                          INTERVEST-ONE OCEAN PLAZA, LTD.



                                          By: /s/ Dale A. Williams
                                              -------------------------------
                                              I.P., Ltd., its General Partner
                                              Dale A. Williams, President

                                          TENANT:
                                          REGISTRY MAGIC INC.
                                          (a Florida corporation)



                                          By: /s/ Walter Nawrocki
                                              --------------------------------
                                              Walter A. Nawrocki
                                              CEO and President

                                   Exhibit 2

                             RULES AND REGULATIONS
                          FOR THE OCEAN PLAZA BUILDING

         1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped by rubber tires and safeguards.

         2. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and ln a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of the Rules and Regulations or the lease of which these Rules and Regulations are a part.

         3. Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking area or in other common areas.

         4. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

         5. The Tenant may not change (whether by alteration, replacement, rebuilding or otherwise) the exterior color and/or architectural treatment of the demised premises or of the building in which the same relocated, or any part thereof.

         6. Tenant will not place or suffer to placed or maintained on any exterior door, wall or window of the leased premises any sign, awning or canopy or advertising matter or other thing of any kind, and will not place thereon or maintain any decoration, lettering, advertising matter or other thing except as may be approved by the Landlord.

         7. Tenant shall not place anything or allow anything to be place near the glass or any window, door, partition or wall which may appear unsightly for outside premises.

         8. Tenant shall maintain the show windows in a clean, neat and orderly condition.

         9. No Tenant shall mark, paint, drill into, or ln any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as Landlord may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         10. No wires or cable, or lines shall be brought into the leased premises, nor shall there be permitted to operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the building.

         11. Tenant shall not install any radio or television antenna on the roof, or on, or in any part of the inside or the outside of the building other than inside the leased premises.

         12. Tenants shall not use any illumination or power for the operation of any equipment or device other than electricity which shall be provided by the Landlord through its wiring installations into Tenant's meter.

         13. The Landlord may retain a pass key to the premises and be allowed admittance thereto at all times to enable its representatives to examine or exhibit said premises from time to time. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of this Tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to Landlord the cost thereof.

         14. Tenant agrees that Landlord shall have the right to prohibit the continued use by Tenant of any unethical or unfair method of business operation, advertising or interior display, if, in Landlord's opinion, the continued use thereof would impair the reputation of the premises as a desirable place to shop or is otherwise out of harmony with the general character thereof, and upon notice from Landlord, Tenant shall forthwith refrain from or discontinue such activities.

         15. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

         16. Tenant shall at all times maintain an adequate number of suitable fire extinguisher on its premises for use in case of local fires, including electrical or chemical fires.

         17. Tenant shall not operate, or permit to be operated, any musical or sound producing instrument or device inside or outside the leased premises which may be heard outside the leased premises.

         18. The Tenant must obtain and maintain in effect all permits and licenses necessary for the operation of Tenant's business as herein provided.

         19. Except for passenger automobiles parked in designated areas of the garage, the Tenant shall not bring or permit to be brought into the building any bicycle, or any vehicle, or dog, (except in the company of a blind person) or other animal or bird.

         20. Tenant shall use, at Tenant's cost, pest extermination on a regular basis.

         21. Tenant shall not burn any trash or garbage of any kind in or about the leased premises.

         22. Tenants shall have the option of cleaning their own suites or of individually contracting with the janitorial firm selected by the Landlord as having the exclusive right to clean in the building. Tenants shall be responsible for the cleaning of their own spaces and the removal of rubbish and debris.

         23. Tenant hereby acknowledges that ownership of the Real Estate may be converted to that of a condominium at some date in the future. If and when the Landlord makes the leased premises available for condominium ownership, subject in all respects to the prior written approval of the owner and holders of the first mortgage now or hereafter affecting the property, Landlord agrees that Tenant shall have the "right of first refusal" with respect to acquiring ownership of the leased premises.

         24. Tenant acknowledges and agrees that the business hours are from 8:00 a.m. to 6:00 p.m. Monday through Friday; 8:00 a.m. to 1:00 p.m. on Saturday, and excludes Sundays and all days observed by the state or federal government as legal holidays.

                                   EXHIBIT 3

                               SPECIAL PROVISIONS

1.) Tenant hereby accepts the Leased Premises in its current "as-is" condition.

2.) Tenant hereby agrees that acceptance of this Lease Agreement by Landlord is contingent upon the execution of leases by Landlord for Suites 202, 204, and 208 located in the One Ocean Plaza Office Building, Boca Raton, Florida, by no later than September 1, 1997.

                                LEASE AGREEMENT

THIS LEASE AGREEMENT (hereinafter referred to as the "Lease") is made and entered into this _____ day of December, 1996, by and between INTERVEST-ONE OCEAN PLAZA, LTD. (hereinafter referred to as "Landlord") and REGISTRY MAGIC INC. (a Florida Corporation) (hereinafter referred to as "Tenant").

                                  WITNESSETH:

THAT LANDLORD, in consideration of the rents, covenants and agreements hereafter promised and agreed by Tenant to be paid and performed, does hereby lease, demise and let to Tenant, and Tenant does hereby lease of and from Landlord, the real property hereinafter described, subject to the following terms and conditions.

                                   ARTICLE I

                         Description of Property; Term

Section 1.1 Description of Property. Landlord leases to Tenant a portion of the real property known as ONE OCEAN PLAZA, located at One S. Ocean Boulevard, Boca Raton, FL (hereinafter referred to as the "Premises") in the subdivision known as Por La Mar, Lots 118-121, and indicated on the floor plan attached as
Exhibit 1. The Premises consist of 1,594 rentable square feet of the real property known as One Ocean Plaza (hereinafter referred to as the "Building"), Suite(s) #206 and constitutes 3.43% of the rentable square feet of the Building.

Section 1.2 Term. Tenant shall have and hold the Premises for a term of thirty-six (36) months commencing on January 1, 1997 and shall terminate December 31, 1999 after the commencement date, except as otherwise provided for in this Lease. If the term of this Lease commences on any day of the month other than the first day, Rent from such date to the end of such month shall be prorated according to the number of days in such month and paid on a per diem basis, in advance, on the date the term commences.

Section 1.3 Holdover. Should Tenant hold over and remain in possession of the Premises at the expiration of any Term hereby created, Tenant shall, by virtue of this Section, become a tenant by the month at twice the Rent per month of the last monthly installment of Rent above provided to be paid, which said monthly tenancy shall be subject to all the terms, conditions and covenants of this Lease as though the same had been a monthly tenancy instead of a tenancy as provided herein, and Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to vacate the Premises, and shall be entitled to ten (10) days notice from Landlord in the event Landlord desires possession of the Premises; provided, however, that said Tenant by the month shall not be entitled to ten (10) days notice in the event the said Rent is not paid in advance without demand, the usual ten (10) days written notice being hereby expressly waived.

                                   ARTICLE II

                     Monthly Base Rent and Use of Premises

Section 2.1 Monthly Base Rent; Late Charge: Sales Tax. Subject always to the provisions of Section 2.2 of this Lease, Tenant agrees to and shall pay Landlord an aggregate sum for the initial year of this Lease of $20,721.96 payable in equal consecutive monthly installment payments of $1,726.83, in advance, upon the first day of each calendar month of the term of this Lease (hereinafter referred to as the "Monthly Base Rent". In addition to the Monthly Base Rent as aforesaid, Tenant agrees to and shall pay Landlord Additional Rent. For purposes of this Lease the term "Additional Rent" means the Tenant's proportionate share of Taxes and Operating Expenses, as provided in Article III, in monthly installment payments for the term of this Lease. (The Monthly Base Rent and Additional Rent is sometimes hereinafter collectively referred to as the "Rent"). In the event any monthly payment of Rent is not paid within five (5) days after it is due, Tenant agrees to and shall pay Landlord a late charge of TEN PERCENT (10%) of the amount of Rent payment. In addition to the Rent, Tenant shall also pay to Landlord all Florida sales or use taxes pertaining to the Rent and Additional Rent.

Section 2.2 Rental Adjustment. The Monthly Base Rent, as set forth in Section 2.l shall be adjusted as of the first day of each Lease year of the term and any renewal term commencing with the first (l) Lease Year. The term "Lease Year" shall mean consecutive twelve (12) month periods commencing on the Commencement Date and each anniversary thereof. In the event the Commencement Date does not fall on the first day of the month, for purposes of the definition of Lease Year only, the Commencement Date shall be deemed to fall on the first day of the following month. The Monthly Base Rent shall be adjusted in accordance with changes in the Consumer Price Index (hereinafter referred to as the "C.P.I.") The C.P.I. shall mean the average for "all items" shown on the "U.S. City Average for Urban Wage Earners and Clerical Workers (including Single Workers), all items, groups, subgroups and special groups of items" as promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor, using the year 1982-84 as a base of 100. The Monthly Base Rent shall be adjusted in accordance with the following provisions.

         (a) The C.P.I. as of the month in which the Commencement date be designated the Base C.P.I.

         (b) After the end of the first Lease Year and of each Lease Year thereafter, the Monthly Base Rent shall be determined as follows:

         The Monthly Base                   The C.P.I. for the month
         Rent for the               x       two months prior to the
         first Lease Year                   month ending the Lease
                                            Year then Ended
                                            The Base C.P.I.

         (c) No adjustment shall reduce the Monthly Base Rent below the Monthly Base Rent for the prior Lease Year.

         (d) If, during the Term of this Lease or any renewal thereof, the U.S. Department of Labor Statistics ceases to maintain the C.P.I., such other index or standard as will most nearly accomplish the aim and purpose of the C.P.I. (as determined by Landlord) shall be used to determine the amount of rental adjustments hereunder.

         (e) In the event of any delay in computing the rental adjustment for a subsequent Lease Year, such delay being a maximum 180 days, Tenant shall continue payment of the most recent Monthly Base Rent as has been computed, and at such time as an accounting is made and notice is given to Tenant, an accounting will be made retroactive to the beginning of the subsequent Lease Year for which adjustment is made, and the amount then due Landlord shall be paid by Tenant within ten (10) days of receipt of said notice of accounting.

Section 2.3 Payment Without Notice or Demand. Except as otherwise provided in this Lease, the Monthly Base Rent and Additional Rent called for hereunder shall be paid to Landlord without notice or demand, and without counterclaim, offset, deduction, except as specified in Section 3.4, abatement, suspension, deferment, diminution or reduction, by reason of, and the obligations of Tenant under this Lease shall not be affected by any circumstance or occurrence whatsoever, and except as set forth herein, Tenant hereby waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease of the Premises or any part thereof, or to any abatement, suspensions, deferment, diminution or reduction of the Rent on account of any such circumstances or occurrence.

Section 2.4 Place of Payment. All payments of Rent shall be made and paid by Tenant to Landlord at the General Manager's 15 E. Fifth Street, Suite 2700, Tulsa, OK 74103, or at such other place as Landlord may, from time to time, designate in writing, as such Rent shall come due. All Rent shall be payable in the current legal tender of the United States, as the same is then by law constituted. Any extension, indulgence, or waiver granted or permitted by Landlord in the time, manner or mode of payment of Rent, upon any occasion, shall not be construed as a continuing extension of waiver and shall not preclude Landlord from demanding strict compliance herewith.

Section 2.5 Use Premises. Tenant shall use the Premises for general office and for no other purpose without first obtaining the written consent of Landlord. The written consent of Landlord shall not be unreasonably withheld. Tenant will not use or permit the use of the Premises or any part thereof for any unlawful purpose and will not do or permit any act or thing which would materially impair the value or usefulness of the Premises or any part thereof; or which would constitute a public or private nuisance or waste, or which would be a nuisance or annoyance or damage to Landlord or Landlord's other tenants, or which would invalidate any policies of insurance or increase the premiums thereof, now or hereafter written on the building and/or Premises.

Section 2.6 Parking. There shall be available at the building 200 parking spaces for the nonexclusive use of the Tenant, at no charge to tenant.

Section 2.7 Damage Deposit. Simultaneously with the execution of this Lease, Tenant has paid the sum of $2,396.00 which shall continue to be held by Landlord as a damage deposit as security for the performance by the Tenant of all of the terms' covenants and conditions hereof, including, but not limited to Tenant's default in payment of rent or any other sum due the Landlord, whereupon Landlord shall have the right to apply all or any part of the security deposit for such payment, and as indemnity against: (a) unreasonable wear and tear on the Premises; (b) loss or damage to the Premises or other property of the Landlord caused by the Tenant, Tenant's employees, agents, invitees, or licensees; (c) the cost of cleaning the Premises to the extent that the Landlord shall determine is necessary to restore the Premises, except for reasonable wear and tear, to the same condition it was in at the time Tenant began occupancy thereof. If the Tenant complies with all such terms, covenants and conditions, then within thirty (30) days after such termination of this Lease or any renewal or extension thereof, the Landlord shall return said sum to the Tenant, less any deductions made by the Landlord therefrom to pay or reimburse the Landlord for the costs, losses or damages to the Premises or to any other property of the Landlord, including the building of which the Premises is a part, for any such costs, losses or damages which, in the judgment of the Landlord, are in excess of such cash indemnity. Such money shall bear no interest and may be commingled with other security deposits or funds of the Landlord.

                                  ARTICLE III

                                Additional Rent

Section 3.1 Definitions. For the purposes of this Article and other provision of the Lease:

         (a) The term "Additional Rent" shall mean Tenant's Proportionate Share of Taxes and Operating Expenses.

         (b) The term "Common Area" shall mean all real or personal property owned by the Landlord for the common (nonexclusive) use of the Landlord and Tenant and their



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



employees, guests and invitees including, but not limited to, sidewalks, landscaping areas, lighting, delivery areas, parking areas, entrance ways, lobby areas, building security, elevators, stairways, hallways shared by more than one tenant and all lavatories shared by more than one tenant.

         (c) The term "Operating Expenses" shall mean all expenses paid or incurred by Landlord or on Landlord's behalf in respect to the repair, maintenance and operation of the Property and/or Building, except for those expenses directly attributable to one (1) tenant or where tenant is separately metered due to a special use, and include, but are not limited to, the following: (i) salaries, wages, medical, surgical, union and general welfare benefits (including, without limitation, group life insurance) and pension payments of employees of Landlord engaged in the repair, operation, and maintenance of the Property and/or the Building; (ii) payroll taxes, worker's compensation, uniforms and related expenses for employees; (iii) the cost of all charges for gas, electricity, heat, ventilation, air conditioning, water, sewer, garbage collection, and other utilities furnished to the Building (including, without limitation, the Common Area), and to the property, together with any taxes on such utilities; (iv) the cost of painting; (v) the cost of all charges for Rent, casualty and liability insurance with regard to the Property and/or Building and maintenance and/or operation thereof; (vi) the cost or rental of all supplies (including, without limitation, cleaning supplies), tools, materials and equipment, and sales and other taxes thereon;
(vii) depreciation of hand tools and other moveable equipment used in repair, maintenance or operation of the Building; (viii) the cost of all charges for window and other cleaning and janitorial and security services; (ix) amounts charged to Landlord by contractors for services, materials and supplies furnished in connection with the operation, maintenance or repair of any part of the Building or the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems of the Building; (x) repairs and replacements made by Landlord at his expense; (xi) alterations and improvements to the Building and/or the Property made by reason of laws and requirements of any public authorities or the requirements of insurance bodies; (xii) management fees; (xiii) the cost of any capital improvements to the Building and/or of any machinery or equipment installed in the Building which is made or becomes operational, as the case may be, after the Base Operating Year, and which has the effect of reducing the expenses which otherwise would be included in the operating expenses, to the extent of the lesser of; (A) such cost, amortized over the useful life of the improvement, machinery and/or equipment (as reasonably estimated by Landlord), or (B) the amount of such reduction in the operating expenses; (xiv) reasonable legal, accounting and other professional fees incurred in connection with the operation, maintenance and management of the Property and/or Building; (xv) painting, refurbishing, re-carpeting, redecorating or landscaping any portion of the Property and/or Building exclusive of any work done in any Tenant's space, and which shall include: a) roof maintenance, which shall include the replacement of the roof once every ten (10) years or sooner, should the Landlord deem it necessary; b) repainting of the Building, which shall include the painting of the building once every five (5) years or earlier should the Landlord deem it necessary; and
c) maintenance of the parking lot, which shall include the resealing of the parking lot every three (3) years or at such other time that the Landlord deems it necessary; and in the case of the Property, Landscaping shall entail the replacement of dead trees, dead grass, and dead miscellaneous vegetation; (xvi) all amounts collected and held by Landlord with respect to reserve accounts for those items to which Landlord has designated;
(xvii) real property Taxes; (xviii) all other charges properly allocable to the repair, operation and maintenance of the Building in accordance with generally accepted accounting principles; (xvix) all amounts collected and held by the Landlord with respect to reserve accounts for items which the Landlord has designated.

Notwithstanding the above, the following are excluded from the definition of Operating Expenses: (1) Depreciation (except as provided above); (2) Interest on and amortization of debts; (3) Leasehold improvements made for new tenants of the Building; (4) Taxes; (5) Refinancing costs; (6) The cost of any work or services performed for any tenant(s) of the Building (including Tenant), to the extent that such work or service is separately reimbursed; (7) The cost of any repair or replacement (other than those described in (xi) and (xiii) above which would be required to be capitalized under generally accepted accounting principles, unless such costs may be, under said principles, amortized over a period of not more than ten (10) years, in which event a proportionate part of such costs may be included each year in Operating Expenses over the useful life (as reasonably estimated by Landlord) of such repair and replacement.

         (d) The term "Taxes" shall mean: (i) the aggregate amount for which the Building, and all land or real property owned or leased by Landlord underlying the Building or adjacent thereto and used in connection with the operation of the Building (collectively hereinafter sometimes referred to as the "Property") are assessed by Palm Beach County or any city or municipal body having jurisdiction for the purpose of imposition of real estate taxes; and
(ii) any expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Building and/or the Property, which expenses shall be allocated to the Tax Year to which such expenses relate. Any special or other assessment or levy for any Tax Year which is imposed upon the Property and/or the Building shall be added to the amount so determined and shall be deemed to be included within the term "Taxes" for the purposes hereof. If, at any time during the term of this Lease, the methods of taxation prevailing on the date hereof shall be altered, such additional or substitute tax, assessment, levy, imposition, or charge, shall be deemed to be included within the term "Taxes" for the purposes hereof.

         (e) The term "Tenant's Proportionate Share" is 3.43%, which was determined by dividing the gross rentable square footage of the Building into the Tenant's rentable square footage.

Section 3.2 Interim Additional Rent. During the period from the commencement date of this Lease until January, 1998 , Tenant shall pay an interim Additional Rent of $5.00 per square foot per year and any adjustment thereof to reflect the interim Additional Rent charge for 1997, which is merely an estimate of actual Taxes and Operating Expenses for such period. In early January of each year of the lease term, Landlord shall compute actual Taxes and Operating Expenses incurred during such period. Tenant shall receive a refund or be assessed an additional sum based on the difference between Tenant's Proportionate Share of actual expenses and Additional Rent payments made by Tenant. Any additional sums owed by Tenant to Landlord or Landlord to Tenant shall be paid within ten (10) days of receipt of assessment.

Section 3.3 Budget; Future Additional Rent. Landlord shall furnish to Tenant prior to January 31 of each year, a budget setting forth Landlord's estimate of Taxes and Operating Expenses for the coming year. The Budget shall be determined as though the Building were occupied at an actual occupancy rate or at an occupancy rate of 90%, whichever is higher. Tenant shall pay to Landlord, on the first day of each month as Additional Rent, an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of Landlord's estimate of the same. If, however, Landlord shall furnish any such estimate subsequent to the commencement of any year during the term of this Lease, then until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord, on the first day of each month, an amount equal to the monthly sum payable under this Section. If there shall be any increase or decrease in the Taxes or Operating Expenses for any year, whether during or after such year, Landlord shall furnish to Tenant a revised Budget and the Additional Rent shall be adjusted and paid or refunded, as the case may be. If a Tax Year or Operating Year ends after the expiration or termination of this Lease, the Additional Rent payable hereunder shall be prorated to correspond to that portion of the Tax Year occurring within the term of this Lease.

Section 3.4 Statement of Actual Costs. Within One Hundred Twenty (120) days after the end of each year, Landlord shall furnish to tenant an Operating Statement showing actual Taxes paid and Operating Costs incurred or reserved for the preceding year. If the Operating Statement shows that the sums paid by Tenant under this Article minus any amounts collected and held in the reserve account exceed Tenant's Proportionate Share of the Additional Rent allocated to Operating Expenses, Landlord shall promptly either refund to Tenant the amount of such excess or permit Tenant to credit the amount thereof against subsequent payments of Additional Rent under this Article; and if the Operating Statement shows that the sums paid by Tenant were less than Tenant's Proportionate Share of the same, Tenant shall pay the amount of such deficiency within ten (10) days after demand therefore. Each Operating Statement given by Landlord shall be conclusive and binding upon Tenant (a) unless within thirty (30) days after the receipt thereof, Tenant shall notify Landlord that it disputes the accuracy of said Operating Statement, specifying the particular respects in which the Operating Statement is claimed to be incorrect. Failure of Landlord to submit the written statement referred to herein shall not waive any rights of Landlord. Notwithstanding the foregoing, the Base Rent shall never be decreased below that amount set forth in Section 2.1 of this Lease.

                                   ARTICLE IV

                            Preparation of Premises

Section 4.1 Leasehold Improvements. The Premises shall be completed and prepared for Tenant's occupancy in the manner, and subject to the provisions of a separate agreement between Landlord and Tenant. The facilities, materials and work to be furnished, installed and performed in the Premises by Landlord, at its expense, are hereinafter referred to as "Landlord's Work". In addition, such other facilities, materials and work which may be undertaken by or for the account of Tenant to equip, decorate and furnish the Premises for Tenant's occupancy are hereinafter referred to as "Tenant's Work".

Section 4.2 Completion by Landlord. The Premises shall be deemed ready for occupancy on the date on which Landlord's Work shall have been substantially completed; the same shall be deemed substantially completed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which does not materially interfere with Tenant's use of the Premises. Landlord shall give Tenant at least ten (10) days notice of the date on which Landlord estimates Landlord's Work will be substantially completed. Any variance between the date so estimated and the date on which Landlord's Work shall have been substantially completed shall be of no consequence. Tenant shall occupy the Premises promptly after the same are ready for occupancy.

Section 4.3 Delay by Tenant. If the substantial completion of the Landlord's Work shall be delayed due to: (a) any act or omission of the Tenant or any of its employees, agents or contractors (including, but no limited to, (i) any delays due to changes in or additions to Landlord's Work, or (ii) any delays by Tenant in the submission of plans, drawings, specifications, or other information or in approving any work, drawings, or estimates or in giving any authorizations or approvals); or (b) any additional time needed for the completion of Landlord's Work by the inclusion on Landlord's Work of any special work, then the Premises shall be deemed ready for occupancy on the date they would have been ready but for such delay and Rent shall commence as of such earlier date.

Section 4.4 Time Not of the Essence. If Landlord is unable to give possession of the Premises on the Commencement Date, for any reason whatsoever, Landlord shall not be subject to any liability for said failure and the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this Lease. If the Premises are delivered after the Commencement Date, the Base Rent and Additional Rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until Landlord has given a second notice to Tenant that the Premises are ready for Tenant's occupancy. If Landlord shall give Tenant permission to enter into the possession of the Premises prior to the Commencement Date, such possession or occupancy shall be deemed to be upon



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



all the terms, covenants, conditions, and provisions of this Lease including the execution of an estoppel certificate.

Section 4.4 Acceptance of Premises. Tenant acknowledges that Landlord has not made any representations or warranties with respect to the condition of the Premises and neither Landlord or any assignee of Landlord shall be liable for any latent defect therein. The taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises were in good and satisfactory condition at the time such possession was taken, except for the minor or insubstantial details referred to in this Section of which Tenant gives Landlord notice, within thirty (30) days after the Commencement Date, specifying such details with reasonable particularity.

                                   ARTICLE V

                      Insurance - Destruction of Premises

Section 5.1  Tenant's Insurance.

         (a) Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

             (i) Public Liability and Property Damage. Tenant shall, during the Term of this Lease, maintain insurance against public liability, including that from personal injury or property damage in or about the Premises resulting from the occupation, use or operation of the Tenant's business in the Premises, insuring both Landlord and Tenant, in amounts of not less than One Million Dollars ($1,000,000.00) in respect to bodily injury or death to any one person, of not less than One Million Dollars ($1,000,000.00) Combined Single Limit for both bodily injury and property damage.

             (ii) Tenant Leasehold Improvements and Property. Insurance covering all of the items included in Tenant's Work, Tenant's leasehold improvements, interior heating, ventilating and air conditioning equipment, trade fixtures, merchandise and personal property from time to time in, on or upon the Premises, and alterations, additions or changes made by Tenant in an amount not less than on hundred percent (100%) of their full replacement cost from time to time during the Term, providing protection against perils included within the standard Florida form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance shall be held in trust by Tenant's insurance company for the repair, reconstruction and restoration or replacement of the property damaged or destroyed unless this Lease shall cease and terminate.

         (b) All policies of insurance provided for in Section 5.1(a) shall be issued in form acceptable to Landlord by insurance companies with general policyholder's rating of not less than XI and a financial rating of AAA as rated in the most current available "Best's Insurance Reports, and qualified to do business in Florida. Each and every such policy:

                   (i) shall be issued in the names of Landlord and Tenant and any other parties in interest from time to time designated in writing by notice from Landlord to Tenant;

                  (ii) shall be for the mutual and joint benefit and protection of Landlord and Tenant and any such other parties in interest;

                 (iii) shall (or a certificate thereof shall) be delivered to Landlord and any such other parties in interest within ten (10) days after delivery of possession of the Premises to Tenant and thereafter within thirty
(30) days prior to the expiration of each policy, and, as often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained in like manner and to like extent;

                  (iv) shall contain a provision that the insurer will give to Landlord and such other parties in writing in advance of any cancellation, termination or lapse, or the effective date of any reduction, in the amounts, of insurance;

                   (v) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry; and

                  (vi) shall contain a provision that Landlord and any such other parties in interest, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, his servants, agents and employees by reason of the negligence of Tenant.

              (c) Any insurance provided for in Section 5.1(a) may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds, provided, however, that: (i) Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as an additional insured thereunder as his interest may appear; (ii) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance; and (iii) the requirements set forth in this
Article V are otherwise satisfied.

              (d) Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant with respect to the Premises for which policies or copies thereof are not delivered to Landlord.

              (e) The Tenant's insured property shall be subject to an annual review or appraisal at Tenant's expense by someone acceptable to both Tenant and Landlord to determine one hundred percent (100%) replacement cost so adequate insurance coverage can be maintained.

        (f) These insurance requirements are subject to modification in the event any mortgagee of Landlord requires the different insurance. In such event, the requirements of such mortgagee shall control.

Section 5.2 Destruction of Premises. If, during the Term hereof, the Premises be damaged by reason of fire or other casualty, Tenant shall give immediate notice thereof to Landlord. Landlord shall promptly repair or rebuild the same, so as to make the Premises at least equal in value to those existing immediately prior to such occurrence and as nearly similar to it in character as shall be practicable and reasonable. If the Premises are damaged, the Rent shall be reduced in the same proportion as the percentage area of the Premises which is rendered untenantable due to such damage until such damage is repaired. If the Premises shall be so damaged by fire or otherwise that the cost of restoration shall exceed Fifty Percent (50%) of the replacement value thereof, exclusive of foundations, immediately prior to such damage, Landlord may, within thirty (30) days of such damage, give notice to Tenant of his election to terminate this Lease and, subject to the further provisions of this Article, this Lease shall cease and come to an end on the date of the expiration of ten (10) days from the delivery of such notice with the same force and effect as if such date were the date hereinbefore fixed for the expiration of the term herein demised, and the Rent shall be apportioned and paid to the time of such termination. In such event, the entire insurance proceeds, except proceeds pertaining to Tenant's property, shall be and remain the outright property of Landlord.

Section 5.3 Substitute Premises. At any time during the Term of this Lease, Landlord shall have the right to request in writing that the Tenant move to a mutually agreed upon Substitute Premises situated within the Building. The Substitute Premises shall contain the same appropriate square footage as the Premises. Tenant shall have thirty (30) days from the date of Landlord's request to accept the Substitute Premises. Except for the change in designation of Premises, all provisions of this Lease shall remain the same. Exclusive of the cost of address changes for supplies, Landlord shall pay the cost of relocating Tenant in the Substitute Premises. If Tenant refuses to accept the Substitute Premises, or if Tenant fails to reply to Landlord's request within the time states, this Lease shall terminate upon Tenant vacating the Premises or three (3) months from the date of Landlord's request to Tenant, whichever first occurs.

                                   ARTICLE VI

                             Maintenance and Repair
Section 6.1 Tenant's Obligations. Tenant shall, at his expense, throughout the term of this Lease, take good care of the Premises, the fixtures and appurtenances therein and Tenant's Property. Tenant shall be responsible for all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, in and to the Premises and the Building and the facilities and systems thereof, the need for which arises out of: (a) the performance or existence of Tenant's Work or alterations; (b) the installation, use or operation of Tenant's Property in the Premises; (c) the moving of Tenant's Property in or out of the Building; or (d) the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors, or invitees. Tenant, at its expense, shall promptly replace all scratched, damaged or broken doors and glass in and about the Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Premises and for the repair and maintenance of all sanitary and electrical fixtures therein. Tenant shall promptly make, at Tenant's expense, all repairs in or to the Premises for which Tenant is responsible pursuant to this Section, and any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air conditioning, or other systems of the Building and the use of the Building by other occupants. All such repairs shall be subject to the supervision and control by Landlord for which Landlord may charge Tenant a reasonable fee. Any other repairs in or to the Building and the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at Tenant's expense.

Section 6.2 Landlord's Obligations for Common Area. Landlord shall keep and maintain the Common Area of the Building and its systems and facilities serving the Premises in good working order, condition and repair, and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Common Area, except for those repairs for which Tenant is responsible pursuant to any of the provisions of this Lease. Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations hereunder be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Premises, such repairs to be completed within a reasonable time. Landlord shall not be liable for any damage to Tenant's property caused by water from bursting or leaking pipes, waste water about the rented property, or otherwise; or from an intentional or negligent act of any co-tenant or occupant of the property surrounding the rented property, or other person, or by fire, hurricane or other acts of God; or by riots or vandals; or from any other cause; all such risks shall be assumed by the Tenant. Landlord shall not be required to furnish any services or facilities to, or to make any repairs to or replacements or alteration of, the Premises where necessitated due to the fault of Tenant, its agents and employees, or other tenants, their agents or employees. Additionally, Tenant waives any and all claims of any kind, nature or description against Landlord arising out of the failure of the Landlord from time to time to furnish any of the services requested to be furnished hereunder including, without limitation, air conditioning, heat, electricity, elevator service, and toilet facilities.



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



Section 6.3 Floor Loads; Noise and Vibration. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which is allowed by law. Business machines and mechanical equipment belonging to Tenant which cause noise or vibrations that may be transmitted to the structure of the Building or to the Premises to such a degree as to be objectionable to Landlord shall, at the Tenant's expense, be placed and maintained by Tenant in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise or vibration.

                                   ARTICLE V

                             Alterations by Tenant

Section 7.1 Alterations by Tenant. Tenant shall have the right at any time and from time to time during the term of this Lease to make, at its sole cost and expense, and without any right to receive reimbursement from Landlord in respect thereof, any alterations or improvements to the Premises or any part thereof, excluding structural changes (the "Alterations"), subject, however, to the following conditions:

         (a) All such alterations or improvements shall be performed by Landlord or an approved contractor at Tenant's expense.

         (b) No alterations shall be undertaken until Tenant shall have procured all permits, licenses and other authorizations, if any, required for the lawful and proper undertaking thereof.

         (c) All alterations, when completed, shall be of a nature as not to reduce or otherwise adversely affect the value of the Premises, nor to diminish the general utility or change the general character thereof.

                                  ARTICLE VIII

                        Landlord's and Tenant's Property

Section 8.1 Landlord's Property. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the term of this Lease, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant except as set forth therein. Further, any carpeting or other personal property in the Premises on the Commencement Date, unless installed and paid for by Tenant, shall be and shall remain Landlord's property and shall not be removed by Tenant.

Section 8.2 Tenant's Property. All moveable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether



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



or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of moveable personal property owned by Tenant and located in the Premises (hereinafter collectively referred to as "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the term of this Lease. In the event Tenant's Property is so removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof and restore the Premises to the same physical condition and layout as they existed at the Tenant was given possession of the Premises. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered Tenant's Property and shall be deemed the property of Landlord.

Section 8.3 Removal of Tenant's Property. At or before the expiration date of this Lease, or the date of any earlier termination hereof, or within five (5) days after such an earlier termination date, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall expressly permitted to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property and restore Premises to the same physical condition and layout as they existed at the time Tenant was given possession of Premises, reasonable wear and tear excepted. Any other items of Tenant's Property which shall remain in the Premises after the expiration date of this Lease, or after a period of five
(5) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as his property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine, at Tenant's expense.

                                   ARTICLE IX

                              Compliance with Law

Section 9.1 Obligations of Tenant. Tenant shall, during the Term of this Lease, at its sole cost and expense, comply with all valid laws, ordinances, regulations, orders and requirements of any governmental authority which may be applicable to the Premises or to the use, manner of use or occupancy thereof, whether or not the same shall interfere with the use or occupancy of the Premises arising from: (a) Tenant's use of the Premises; (b) the manner or conduct of Tenant's business or operation of its installations, equipment or other property therein; (c) any cause or condition created by or at the instance of Tenant; or (d) breach of any of Tenant's obligations hereunder, whether or not such compliance requires work which is structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen; and Tenant shall pay all of the costs, expenses, fines, penalties and damages which may be imposed upon Landlord by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof.

Section 9.2 Right to Contest. Tenant shall have the right, by appropriate legal proceedings in the name of Tenant or Landlord or both, but at Tenant's sole cost and expense, to contest the validity of any law, ordinance, order, regulation or requirement. If compliance therewith may legally be held in abeyance, Tenant may postpone compliance until final determination under any such proceedings.

Section 9.3 Rules and Regulation. Tenant shall also comply with all rules and regulation attached hereto as Exhibit 2 and as may be subsequently applied by Landlord to all tenants of the Building. Tenant shall also comply with any rules and regulations hereafter imposed by the One Ocean Plaza Condominium Association, should the conversion of One Ocean Plaza to a condominium take place in the future.

                                   ARTICLE X

                             Encumbrances by Tenant

Section 10.1 No Liens. Tenant agrees that it will not create, permit or suffer the imposition of any lien, charge or encumbrance upon the Premises or any part thereof.

Section 10.2 Mechanic's, Materialmen's and Laborer's Liens. Tenant agrees that it will make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Tenant to the Premises and further agrees to indemnify and hold harmless Landlord from and against any and all mechanic's, materialman's or laborer's liens arising out of or from such work or the cost thereof which may be asserted, claimed or charged against the Premises or the Building or site on which it is located. Notwithstanding anything to the contrary in this Lease, the interest of Landlord in the Premises shall not be subject to liens for improvements made by or for Tenant, whether or not the same shall be made or done in accordance with any agreement between Landlord and Tenant, and it is specifically understood and agreed that in no event shall Landlord or the interest of Landlord in the Premises be liable for or subjected to any mechanic's, materialmen's or laborer's liens for improvements or work made by or for Tenant; and this Lease specifically prohibits the subjecting of Landlord's interest in the Premises to any mechanic's, materialmen's or laborer's liens for improvements made by Tenant or for which Tenant is responsible for payment under the terms of this Lease. All persons dealing with Tenant are hereby placed upon notice of this provision. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Premises or Building or the site on which it is located on account of or growing out of any improvement or work done by or for Tenant,



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



or any person claiming by, through or under Tenant, for improvements or work, the cost of which is the responsibility of Tenant, Tenant agrees to have such notice of claim of lien canceled and discharged of record as a claim against the interest of Landlord in the Premises or the Building or the site on which it is located (either by payment or bond as permitted by law within ten (10) days after notice to Tenant by Landlord, and in the event Tenant shall fail to do so, Tenant shall be considered in default under this Lease.

                                   ARTICLE XI

                Right of Landlord to Perform Tenant's Covenants

Section 11.1 Payment or Performance. Landlord shall have the right at any time, upon ten (10) days notice to the Tenant (or without notice in case of emergency or in case any fine, penalty, interest or cost may otherwise be imposed or incurred) given following expiration of any applicable cure period, to make any payment or perform any act required of Tenant under any provision in this Lease, and in exercising such right, to incur necessary and incidental costs and expenses, including reasonable counsel fees. Nothing herein shall imply any obligation on the part of Landlord to make any payment or perform any act required of Tenant, and the exercise of the right to so do shall not constitute a release of any obligation or a waiver of any default.

Section 11.2 Reimbursement. All payments made and all costs and expenses incurred in connection with any exercise of the right set forth in Section 11.1 shall be reimbursed by the Tenant to the Landlord within ten (10) days after receipt of a bill setting forth the amounts so expended, together with interest at the annual rate of Eighteen Percent (18%) from the respective dates of the making of such payments or the incurring of such costs and expenses, to the Landlord making and paying the same. Any payment so made by Landlord shall be treated as Additional Rent owed by Tenant.

                                  ARTICLE XII

              Availability of Public Utilities and Other Services

Section 12.1 Heat, Ventilation and A Conditioning. Except as otherwise provided herein, Tenant shall maintain the heating, ventilating and air conditioning systems serving the Premises. Landlord shall furnish heat, ventilating and air conditioning in the building common areas as may be required for reasonably comfortable occupancy during business hours of business days. "Business Hours" shall mean all days except Saturdays (after 1:00 p.m.), Sundays and days observed by the Federal or the State of Florida as legal holidays, and such other days as shall be designated as holidays.

Section 12.2 Electricity and Telephone. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. In order to ensure that such



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



capacity is not exceeded and to avert possible adverse effects upon the Building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect major equipment to the Building, electric distribution system, telephone system or make any alteration or addition to the electric system of the Premises existing on the Commencement Date. Tenant's electrical usage under this Lease contemplates only the use of normal and customary office equipment. In the event Tenant installs any office equipment which uses substantial additional amounts of electricity, then Tenant agrees that Landlord's consent is required before the installation of such additional office equipment. Tenant shall be solely liable for electricity and telephone expenses relating to the Premises. Tenant's electrical service shall be separately metered.

Section 12.3 Elevator, Water, Directory. Landlord shall provide elevator service to the Premises during business hours of business days, and Landlord shall have the elevator subject to call at all other times. The use of the elevators shall be subject to the rules and regulations promulgated by the Landlord. Provided that Landlord, his cleaning contractor and their employees shall have access to the Premises at all reasonable times and shall have the right to use, without charge therefore, all light, power, and water in the Premises reasonably required to clean the Premises, Landlord shall furnish adequate hot and cold water to the Premises for drinking, lavatory and cleaning purposes. Landlord shall maintain listings on the Building directory of the name of Tenant, provided that the name so listed shall not use more than Tenant's Proportionate Share of the space on the Building directory.

Section 12.4 Janitorial. Landlord shall not be responsible for the interior cleaning of the suites. Rule and Regulation number 22 states the policy with regard to interior cleaning.

Section 12.5 Right to Stop Services. Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop service of the heating, air conditioning, electric, sanitary, elevator, or other Building systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, strikes, or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor, or supplies, or by reason of any other cause beyond Landlord's control.

                                  ARTICLE XIII

                            Assignment a Subletting

Section 13.1  Tenant's Transfer.

         (a) Tenant shall not, whether voluntarily, involuntarily, or by operation of law, or otherwise: (a) assign or otherwise transfer this Lease or the term and estate hereby granted, or offer to advertise to do so; or (b) mortgage, encumber, or otherwise hypothecate this Lease or the Premises or any part thereof in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord.

         (b) The provisions of Section 13.1(a) shall apply to a transfer of a majority of the stock of Tenant as if such transfer were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred, or to any corporation which controls or which is controlled by Tenant, or is under common control of Tenant, provided in any of such events: (a) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (i) the net worth of Tenant immediately prior to such merger, consolidation or transfer or (ii) the net worth of Tenant herein named on the date of this Lease; and (b) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of such transaction.

         (c) Further, the Landlord may consent to the sublease of all or any part of the Premises provided the Tenant enters into a sublease containing the same terms and conditions contained herein (exclusive of rent) and the Landlord shall receive one-half (1/2) of any increased Rent paid by a sublessee.

         (d) Any assignment agreed to by Landlord shall be evidenced by a validly executed assignment and assumption of lease. Any attempted transfer, assignment, subletting, mortgaging or encumbering of this Lease in violation of this Section shall be void and confer no rights upon any third person. Such attempt shall constitute a material breach of this Lease and entitle Landlord to the remedies provided for default.

         (e) If, without such prior written consent, this Lease is transferred or assigned by Tenant, or if the Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, whether as a result of any act or omission by Tenant, or by operation of law or otherwise, Landlord, whether before or after the occurrence of an event of default, may, in addition to, and not in diminution of or substitution for, any other rights and remedies under this Lease or pursuant to law to which Landlord may be entitled as a result thereof, collect Rent from the transferee, assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved.

Section 13.2 Tenant's Liability. Tenant shall always, and notwithstanding any such assignment or subleasing, and notwithstanding the acceptance of Rent by Landlord from any such assignees or sublessee, remain liable for the payment of Rent hereunder and for the performance of all of the agreements, conditions, covenants and terms herein contained, on the part of Tenant herein to be kept, observed, or performed, Tenant's liability to always be that of principal and not of surety, nor shall the giving of such consent to an assignment or sublease, be deemed a complete performance of the said



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



covenants contained in this Article so as to permit any subsequent assignment or subleasing without the like written consent.

Section 13.3 Landlord's Right of First Refusal. Notwithstanding the foregoing other than Section 13.1(b), where Tenant desires to assign or sublease, the Landlord shall have the right, but not the obligation, to cancel and terminate the Lease and deal with Tenant's prospective assignees or subtenant directly without any obligation to Tenant.

Section 13.4 Landlord's Transfer. The Landlord shall have the right to sell, mortgage or otherwise encumber or dispose of Landlord's interest in the Building and Premises and this Lease.

                                  ARTICLE XIV

                          Subordination and Attornment

Section 14.1 Subordination. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases, overriding leases and underlying leases of the Property and/or the Building now or hereafter existing and to all first mortgages which may now or hereafter affect the Property and/or the Building and/or any of such leases (whether or not such first mortgages shall also cover other lands and/or buildings and/or leases). This subordination shall likewise apply to each and every advance made or hereafter to be made under such first mortgages, to all renewals, modifications, replacements and extensions of such leases and such mortgages and to spreaders and consolidations of such first mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage (or their respective successors-in-interest) may reasonably request to evidence such subordination. If Tenant fails to execute, acknowledge or deliver any such instrument within ten (10) days after request therefore, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Any lease to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Lease" and the lessor of a Superior Lease is hereinafter referred to as a "Superior Lessor"; and any first mortgage to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage" and the holder of a Superior Mortgage is hereinafter referred to as a "Superior Mortgagee".

Section 14.2 Notice of Superior Lessors and Mortgagee. If any act or omission of Landlord would give Tenant the right, immediately or after the lapse of a period of time, to cancel this Lease or to claim a partial or total eviction, Tenant shall not exercise such right: (a) until it has given written notice of such act or omission of Landlord and each Superior Mortgagee and Superior Lessor whose name and address shall previously have



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



been furnished to Tenant; and (b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee and Superior Lessor shall have become entitled under such Superior Mortgage or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice to effect such remedy), provided such Superior Mortgagee or Superior Lessor shall, with due diligence, give Tenant notice of intention to, and commence and continue to, remedy such act or omission.

Section 14.3 Attornment. If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord hereunder, whether through possession or foreclosure action or delivery of a new lease or deed, then, at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to and recognize each Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between Successor Landlord and Tenant upon all the terms, conditions, and covenants as set forth in this Lease except that the Successor Landlord shall not: (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Landlord; or (c) be bound by any previous modification of this Lease or by any previous prepayment, unless such modification or prepayment shall have been previously approved in writing by such successor Landlord.

                                   ARTICLE XV

                       Non-Liability and Indemnification

Section 15.1 Non-Liability of Landlord. Neither Landlord nor any beneficiary, agent, servant, or employee of Landlord, nor any Superior Lessor or any Superior Mortgagee, shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the negligence of Landlord, Landlord's agents, servants or employees in the operation or maintenance of the Premises or the Building, subject to the doctrine of comparative negligence in the event of contributory negligence on the part of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors. Tenant recognizes that any Superior Mortgagee will not be liable to Tenant for injury, damage or loss caused by or resulting from the negligence of the Landlord. Further, neither Landlord, any Superior Lessor or Superior Mortgage, nor any partner, director, officer, agent, servant, or employee of Landlord shall be liable: (a) for any such damage caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work; or (b) except when negligent, for consequential damages arising out of any loss of use of the



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Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

Section 15.2 Indemnification by Tenant. Tenant shall indemnify and hold Landlord and all Superior Lessors and Superior Mortgagees and their respective partners, directors, officers, agents, employees and beneficiaries harmless from and against any and all claims from or in connection with: (a) the conduct or management of the Premises or any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord) in or about the Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatsoever (unless caused solely by Landlord's negligence) occurring in, at or upon the Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses. In case any action or proceeding be brought against Landlord and/or Superior Lessor or Superior Mortgagee and/or his or their partners, directors, officers, agents and/or employees by reason of any such claim, Tenant, upon notice from Landlord or such Superior Lessor or Superior Mortgagee, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord or such Superior Lessor or Superior Mortgagee).

Section 15.3 Independent Obligations; Force Majeure. The obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, because: (a) Landlord is unable to fulfill, or is delayed in fulfilling any of his obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies, labor and materials, Acts of God or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) of any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control. Tenant shall not hold Landlord liable for any latent defect in the Premises or the Building nor shall Landlord be liable for injury or damage to person or property caused by fire, theft, or resulting from the operation of elevators, heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, or dampness, which may leak or flow from any part of the Building, or from the pipes, appliances or plumbing work of the same.



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



                                  ARTICLE XVI

                          Default; Landlord's Remedies

Section 16.1 Events of Default. The Tenant shall be in default under this Lease if any one or more of the following events shall occur:

          (i) Tenant shall fail to pay any installment of the Rent and/or any Additional Rent called for hereunder as and when the same shall become due and payable, and such default shall continue for a period of five (5) days after the same is due;

          (ii) Tenant shall default in the performance of or compliance with any of the other terms or provisions of this Lease, and such default shall continue for a period of ten (10) days after the giving of written notice thereof from Landlord to Tenant, or, in the case of any such default which cannot, with bona fide due diligence, be cured within ten (10) days, Tenant shall fail to proceed promptly after the giving of such notice with bona fide due diligence to cure such default and thereafter to prosecute the curing thereof with said due diligence within such period of ten (10) days (it being intended that as to a default not susceptible of being cured with due diligence within ten (10) days, the time within which such default may be cured shall be extended for such period as may be necessary to permit the same to be cured with due diligence);

          (iii) Tenant shall assign, transfer, mortgage or encumber this Lease or sublet the Premises in a manner not permitted by Section 13.1;

          (iv) Tenant shall file a voluntary petition in bankruptcy or an Order for Relief be entered against it, or shall file any petition or answer seeking any arrangement, reorganization, composition, readjustment or similar relief under any present or future bankruptcy or other applicable law, or shall seek or consent to acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant of all or any substantial part of Tenant's properties;

          (v) If, within ninety (90) days after the filing of an involuntary petition to bankruptcy against Tenant or the commencement of any proceeding against Tenant seeking any arrangement, reorganization, composition, readjustment or similar relief under any law, such proceeding shall not have been dismissed, or if, within ninety (90) days after the appointment, without the consent or acquiescence of Tenant, or any substantial part of its properties, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within ninety (90) days after the expiration of any such stay, such appointment shall not have been vacated; or

          (vi) Tenant shall vacate or abandon the Premises; then, and in any such event, or during the continuance thereof, Landlord may, at his option, by written notice to Tenant, designate a date not less than five (5) days from the giving of such notice on



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



which this Lease shall end; and thereupon, on such date, subject to the provisions of Section 16.4, this Lease and all rights of Tenant hereunder shall be deemed ended and terminated.

Section 16.2 Surrender of Premises. Upon any such termination of this Lease, Tenant shall quit and peacefully surrender the Premises to Landlord, and Landlord, upon and at any time after such termination may, without further notice, re-enter and repossess the Premises, either by force, summary proceedings or otherwise, without being liable to any prosecution or damages therefore, and no person claiming through or under Tenant or by virtue of any order of any court shall be entitled to possession of the Premises.

Section 16.3 Reletting. At any time or from time to time after such termination of this Lease, Landlord may relet the Premises or part thereof, in the name of Landlord or otherwise, for such terms and on such conditions as Landlord in his discretion may determine, and may collect and receive the Rents therefore. Landlord will in no way be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any Rent due from any such reletting.

Section 16.4 Survival of Obligations. No termination, pursuant to Article XVI of this Lease, shall relieve Tenant of its liability or obligations under this Lease, and such liability and obligations shall survive any such termination.

Section 16.5 Tenant's Liability after Default. If Tenant shall default in the performance of any of its obligations under this Lease, the Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case if such default continues after the expiration of five (5) days from the date Landlord gives Tenant notice of the default. Any expenses incurred by Landlord ln connection with any such performance, and all costs, expenses, and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees including appellate, bankruptcy and post-judgment proceedings involved in collecting or endeavoring to collect the Base Rent of Additional Rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder, shall be due and payable upon Landlord's submission of an invoice therefore. All sums advanced by Landlord on account of Tenant under this Article, or pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, delinquent or not paid by Tenant and not received by Landlord when due hereunder, shall bear interest at the maximum rate permitted by Law, from the due date thereof until paid and the same shall be and constitute Additional Rent and be due and payable upon Landlord's submission of an invoice therefore.



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



                                  ARTICLE XVII

                                    Damages

Section 17.1 Landlord's Damages. In the event this Lease is terminated under the provisions of this Lease or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord, as damages, at the election of Landlord either:

         (a) A sum which at the time of such termination of this Lease, or at the time of any re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of: (1) the aggregate amount of the Monthly Base Rent and Additional Rent which would have been payable by Tenant (conclusively presuming the average monthly Additional Rent to be the same as were payable for the year, or, if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date contemplated as the expiration date hereof if this Lease had not so terminated or if Landlord had not so re-entered the Premises; over (ii) the aggregate rental value of the Premises for the same period; or

         (b) Sums equal to the Monthly Base Rent and the Additional Rent which would have been payable by Tenant had this Lease not so terminated or had Landlord not so re-entered the Premises, payable upon the due dates therefore specified herein following such termination or such re-entry and until the date contemplated and the expiration date if this Lease had not so terminated or if Landlord had not so re-entered the Premises.

If Landlord, at his option, shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents, as and when received by Landlord, the expenses incurred or paid by Landlord in terminating this Lease and/or re-entering the Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, the alteration and preparation of the Premises for new Tenants, brokers' commissions, attorneys' fees, and all other expenses properly chargeable against the Premises and the rental therefrom. It is hereby understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease but in no event shall Tenant be entitled in any suit for the collection of damages pursuant hereto to a credit in respect of any net rents from a re-letting, except to the extent that such net rents are actually received by Landlord.

         (c) A lump sum equal to the Monthly Base Rent then in effect plus the estimated Additional Rent to become due for the remainder of the term of this Lease.



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



Section 17.2 Remedies Cumulative. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at his election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired nor limit or preclude recovery by Landlord against Tenant of any sums or damages which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. All the remedies hereinbefore given to Landlord and all rights and remedies given to it at law and in equity shall be cumulative and concurrent.

                                 ARTICLE XVIII

                                 Eminent Domain

Section 18.1 Taking. If the whole of the Building or the Premises or if more than twenty percent (20%) of the Building which materially affects Tenant's use and occupancy of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "Date of Taking"), and the Base Rent and Additional Rent shall be prorated and adjusted as of such date.

Section 18.2 Award. Landlord shall be entitled to receive the entire award or payment in connection with any taking without deduction therefrom except to the extent that the Tenant shall be entitled to compensation based upon the damages sustained to its property.

Section 18.3 Temporary Taking. If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this Lease, Tenant shall be entitled, except as hereinafter set forth to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to pay in full the Base Rent and Additional Rent when due. If the period of temporary use or occupancy shall beyond the expiration date of this Lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such expiration date and Landlord shall receive so much as represents the period after such expiration date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Base Rent and Additional Rent have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Base Rent and Additional Rent becoming due hereunder.



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




Section 18.4 Partial Taking. In the event of any taking of less than the whole of the Building and/or the Property upon which the Building is situated which does not result in termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Premises which does not result in a termination of this Lease: (a) Landlord, at his expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Premises which are Landlord's Property and Tenant's Property). to substantially their former condition to the extent that the same be feasible (subject to reasonable changes which Landlord shall deem desirable) and so as to constitute a complete and tenantable Building and Premises; and tb) Tenant, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Premises which are deemed Landlord's property pursuant hereto and Tenant's Property to substantially their former condition to the extent that the same may be feasible, subject to reasonable changes which Tenant shall deem desirable. Such work by Tenant shall be deemed Alterations as hereinabove defined.

                                  ARTICLE XIX

                                Quiet Enjoyment

Landlord agrees that Tenant, upon paying all Rent and all other charges herein provided for and observing and keeping the covenants, agreements, terms and conditions of this Lease and rules and regulations of the Landlord affecting the Premises on its part to be performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease, subject to its terms, without hindrance or molestation by Landlord or any party claiming by, under or through Landlord.

                                   ARTICLE XX

                           Landlord's Right of Access

Section 20.1 Access for Maintenance and Repair. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, and terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto throughout the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord. Landlord reserves the right, and Tenant shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises. Landlord shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant/s covenants and obligations hereunder.

Section 20.2 Access for Inspection and Showing. Upon reasonable notice to Tenant and during normal business hours Landlord and its agents shall have the right to enter and/or pass through the Premises at any time or times to examine the Premises and to show them to actual and prospective Superior Lessor's, Superior Mortgagees, or prospective purchasers, mortgagors or lessors of the Building. During the period of 18 months prior to the expiration date of this Lease, Landlord and its agents may exhibit the Premises to prospective tenants.

Section 20.3 Landlord's Alterations and Improvements. If at any time any windows of the Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building, other than the Premises, is temporarily or permanently closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease. Landlord reserves the right, at any time, without incurring any liability to Tenant therefore, and without affecting or reducing any of Tenant's covenants and obligations hereunder, to make such changes, alterations, additions, and improvements in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, doors, halls, passages, elevators, escalators and stairways thereof, and other public parts of the Building, as Landlord shall deem necessary or desirable.

                                  ARTICLE XXI

                               Signs; Obstruction

Section 21.1 Signs. Tenant shall not place or suffer to be placed or maintained upon any exterior door, roof, wall or window of the Premises any sign, awning, canopy or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises and will not place or maintain any freestanding standard within or upon the Common Area of the Premises or immediately adjacent thereto without first obtaining Landlord's express prior written consent. Landlord agrees to grant approval of any sign located within the Premises or entry to the Premises on glass or panel which is in conformity with the sign criteria to be developed for the building. No exterior sign visible from the exterior of the Building shall be permitted. Tenant further agrees to maintain such sign, lettering, or other thing as may be approved by Landlord in good condition and repair at all times and to remove the same at the end of the term of this Lease as and if requested by Landlord. Upon removal thereof, Tenant agrees to repair any damage to the Premises caused by such installation and/or removal.



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



Section 21.2 Obstruction. Tenant shall neither obstruct the sidewalks or parking lots in front of the Building or the Premises or the area around the Building or Premises in any manner whatsoever.

                                  ARTICLE XXII

                                    Notices

Any notices under this Lease shall be given in writing by mailing the same by certified mail, return receipt requested, first-class postage prepaid, from a post office station or letter box in the continental United States, to Landlord or Tenant, as the case may be, addressed as follows:

         As to Landlord:           Intervest-One Ocean Plaza,Ltd.
                                   15 E. Fifth Street
                                   Suite 2700
                                   Tulsa, OK 74103

         As to Tenant:             Registry Magic, Inc.
                                   One S. Ocean Boulevard
                                   Suite 206
                                   Boca Raton, FL 33432

or to such address as either party may from time to time direct by notice in writing. Except as herein otherwise provided, any such notice shall be deemed to be given or delivered at the time of mailing. The failure by Tenant to give proper and timely notice to Landlord shall preclude Tenant from all rights to which the notice relates.

                                 ARTICLE XXIII

                                 Miscellaneous

Section 23.1 Financial Statements. Throughout the Term of this Lease, Landlord may periodically request from Tenant its most current and complete financial statement including, but not limited to, its balance sheet and profit and loss statement.

Section 23.2 Estoppel Certificates. Each party agrees, at any time and from time to time, as requested by the other party to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Monthly Base Rent and Additional Rent have been paid, stating whether or not, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default and stating whether or not any event has occurred which with the giving of notice or passage



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



of time, or both, would constitute such a default, and, if so, specifying each such event. Any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statements such other information concerning this Lease as Landlord may reasonably request. It shall be a condition precedent to the Landlord's obligation to deliver possession of the Premises to the Tenant, that Tenant execute an estoppel certificate accepting the Premises and acknowledging the Lease. In the event Tenant fails to comply with this Section, such failure shall constitute a material breach of the Lease. If Tenant fails to execute the initial estoppel certificate, Rent shall continue to accrue but Landlord shall be under no obligation to deliver possession of the Premises.

Section 23.3 Approval by Superior Mortgagee. This Lease shall become binding upon Landlord upon Landlord's execution and approval of the Lease by Landlord's Superior Mortgagee for the building. Tenant agrees that Landlord may make modifications to this Lease, if required by Landlord's Superior Mortgagee, which modifications shall be binding upon Tenant without further signature, provided such modifications do not materially impair Tenant's rights hereunder or materially increase Tenant's obligations hereunder.

Section 23.4 Recordation. This Lease shall not be recorded in the Public Records of Palm Beach County, Florida, or in any other place, by Tenant without the prior written consent of Landlord. Tenant shall execute, acknowledge and deliver to Landlord for purposes of recording, such memorandum of this Lease as Landlord may request for the purpose of obtaining the benefits of Section
713.10 of the Florida Statutes (or any successor legislative provision) which applies to mechanics liens. In no event shall such memorandum set forth the rent or other charges payable by the Tenant under this Lease; and any such memorandum shall state expressly that it is executed pursuant to the provisions contained in this Lease, and that it is not intended to and shall not be deemed to change, vary or otherwise affect any of the terms, covenants, conditions and/or provisions of this Lease.

If such memorandum is recorded, Tenant, upon request of Landlord, shall forthwith execute, acknowledge and deliver any and all documents which Landlord may require so as to release such memorandum from record. Furthermore, such memorandum shall provide that Tenant, for itself and its heirs, personal representatives, successors and assigns, does hereby make, constitute and appoint any person coming within the definition of Landlord herein, and any officer of any entity coming within such definition, as its, his, her or their attorney-in-fact and in its, his, her or their name, place and stead, to execute and acknowledge, whenever desired by Landlord, any instrument which Landlord may deem appropriate to release such memorandum from record and shall further provide that such appointment is coupled with an interest and is not revocable by Tenant, or any heir, personal representative, successor or assign of Tenant.



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




Section 23.5 Entire Agreement, etc. This Lease and the writing referred to herein constitute the entire understanding between the parties and shall bind the parties, their successors and assigns. No representations, except as herein expressly set forth, have been made by any party to the other, and this Lease cannot be amended, modified or canceled, except by a writing, signed by Landlord and Tenant during the term of this Lease. The headings and captions contained in this Lease are inserted for convenience only and shall not be deemed part of or be used in construing this Lease.

Section 23.6 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Florida. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances permitted by law shall apply. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

IN WITNESS WHEREOF, the parties have executed this Lease the day and year first hereinabove written.

                                       LANDLORD:
                                       INTERVEST-ONE OCEAN PLAZA, LTD.



                                       By: /s/ Dale A. Williams
                                           -----------------------------------
                                           I.P., Ltd., its General Partner
                                           Dale A. Williams, President

                                       TENANT:
                                       REGISTRY MAGIC INC.
                                       (a Florida corporation)



                                       By: /s/ Walt A. Nawrocki
                                           -----------------------------------
                                           Walter A. Nawrocki
                                           CEO and President

                                   Exhibit 2

                             RULES AND REGULATIONS
                          FOR THE OCEAN PLAZA BUILDING

         1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped by rubber tires and safeguards.

         2. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and ln a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of the Rules and Regulations or the lease of which these Rules and Regulations are a part.

         3. Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking area or in other common areas.

         4. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

         5. The Tenant may not change (whether by alteration, replacement, rebuilding or otherwise) the exterior color and/or architectural treatment of the demised premises or of the building in which the same relocated, or any part thereof.

         6. Tenant will not place or suffer to placed or maintained on any exterior door, wall or window of the leased premises any sign, awning or canopy or advertising matter or other thing of any kind, and will not place thereon or maintain any decoration, lettering, advertising matter or other thing except as may be approved by the Landlord.

         7. Tenant shall not place anything or allow anything to be place near the glass or any window, door, partition or wall which may appear unsightly for outside premises.

         8. Tenant shall maintain the show windows in a clean, neat and orderly condition.

         9. No Tenant shall mark, paint, drill into, or ln any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as Landlord may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         10. No wires or cable, or lines shall be brought into the leased premises, nor shall there be permitted to operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the building.

         11. Tenant shall not install any radio or television antenna on the roof, or on, or in any part of the inside or the outside of the building other than inside the leased premises.

         12. Tenants shall not use any illumination or power for the operation of any equipment or device other than electricity which shall be provided by the Landlord through its wiring installations into Tenant's meter.

         13. The Landlord may retain a pass key to the premises and be allowed admittance thereto at all times to enable its representatives to examine or exhibit said premises from time to time. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of this Tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to Landlord the cost thereof.

         14. Tenant agrees that Landlord shall have the right to prohibit the continued use by Tenant of any unethical or unfair method of business operation, advertising or interior display, if, in Landlord's opinion, the continued use thereof would impair the reputation of the premises as a desirable place to shop or is otherwise out of harmony with the general character thereof, and upon notice from Landlord, Tenant shall forthwith refrain from or discontinue such activities.

         15. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

         16. Tenant shall at all times maintain an adequate number of suitable fire extinguisher on its premises for use in case of local fires, including electrical or chemical fires.

         17. Tenant shall not operate, or permit to be operated, any musical or sound producing instrument or device inside or outside the leased premises which may be heard outside the leased premises.

         18. The Tenant must obtain and maintain in effect all permits and licenses necessary for the operation of Tenant's business as herein provided.

         19. Except for passenger automobiles parked in designated areas of the garage, the Tenant shall not bring or permit to be brought into the building any bicycle, or any vehicle, or dog, (except in the company of a blind person) or other animal or bird.

         20. Tenant shall use, at Tenant's cost, pest extermination on a regular basis.

         21. Tenant shall not burn any trash or garbage of any kind in or about the leased premises.

         22. Tenants shall have the option of cleaning their own suites or of individually contracting with the janitorial firm selected by the Landlord as having the exclusive right to clean in the building. Tenants shall be responsible for the cleaning of their own spaces and the removal of rubbish and debris.

         23. Tenant hereby acknowledges that ownership of the Real Estate may be converted to that of a condominium at some date in the future. If and when the Landlord makes the leased premises available for condominium ownership, subject in all respects to the prior written approval of the owner and holders of the first mortgage now or hereafter affecting the property, Landlord agrees that Tenant shall have the "right of first refusal" with respect to acquiring ownership of the leased premises.

         24. Tenant acknowledges and agrees that the business hours are from 8:00 a.m. to 6:00 p.m. Monday through Friday; 8:00 a.m. to 1:00 p.m. on Saturday, and excludes Sundays and all days observed by the state or federal government as legal holidays.

                                   EXHIBIT 3

                               SPECIAL PROVISIONS

1.) Tenant hereby accepts the Leased Premises in its current "as-is" condition.

2.) Tenant hereby agrees that acceptance of this Lease Agreement by Landlord is contingent upon the execution of leases by Landlord for Suites 202, 204, and 208 located in the One Ocean Plaza Office Building, Boca Raton, Florida, by no later than September 1, 1997.